February 23, 2016 F I R M O V E R V I E W Marianne Lake, Chief Financial Officer

Strong fundamentals and track record of adapting

JPMorgan Chase overview

1 Building exceptional client franchises	■ Four leading client franchises – together delivering significant value ■ Client focus and long-term approach – consistently investing and innovating
2 Operating with fortress principles	■ Strong foundation – capital, liquidity, balance sheet, risk discipline ■ Better, faster, simpler ■ Commitment to controls and culture
3 Maximizing long-term shareholder value	■ Delivering strong capital returns – while adapting capital and liquidity frameworks ■ Delivering significant operating leverage – while investing through-the-cycle

4 Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

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JPMORGAN CHASE & CO.

F I R M O V E R V I E W 2015 results – strong financial performance on an absolute basis… JPMorgan Chase overview Revenue1 Adjusted expense2 Net income CET13 Capital return  Diversification supporting revenue, despite low rates and macro volatility  Net interest income of $45B and noninterest revenue of $52B  2 percentage point decrease in the adjusted overhead ratio  Legal expense of $3.0B – reasonably possible losses decreased by $2.2B  Record net income and record EPS  Increased CET1 by 140bps while returning $11B net to shareholders ROTCE4  2010-2012 ROTCE of 15% – 2013 at 11%, but 15% adjusted – 2014 and 2015 at 13% $97B $56B 58%2 $24.4B $6.00 13% 11.6% $11B Note: For footnoted information, refer to slide 40 2

F I R M O V E R V I E W … and on a relative basis – JPM continues to be a leader JPMorgan Chase overview $24 $23 $17 $16 $6 $6 JPM WFC C BAC GS MS 13% 15% 9% 9% 8% 10% JPM WFC C BAC GS MS FY2015 Net income ($B) FY2015 ROTCE2 13% 0% (29)% 81% JPM WFC C BAC GS MS FY2015 EPS YoY growth >100% >100% FY2015 TBVPS2 YoY growth 8% 7% 7% 8% 5% 7% JPM WFC C BAC GS MS $11 $13 $6 $4 $5 $3 JPM WFC C BAC GS MS FY2015 Net capital distribution ($B) 3 $97 $87 $78 $83 $34 $35 JPM WFC C BAC GS MS FY2015 Managed revenue1 ($B) 10% 10-year CAGR 6%4 (20)%4 (11)% 1% (4)% Note: For footnoted information, refer to slide 41 3

F I R M O V E R V I E W Sustained tangible book value growth JPMorgan Chase overview 1 Refer to note 4 on slide 40 2 2010-2014 has been revised to reflect the adoption of new accounting guidance for investments in affordable housing projects TBVPS and dividends are building blocks of value creation $16.45 $18.88 $21.96 $22.52 $27.09 $30.12 $33.62 $38.68 $40.72 $44.60 $48.13 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Tangible book value per share (TBVPS)1,2 11% 10Y CAGR 8.4% 1.4% 2.9% TCE Repurchases Dividends Multiple expansion / (contraction) 10% 5 year average value creation +/- Current yield 3% 10% 5Y CAGR 8% 3Y CAGR 8% YoY growth 4

F I R M O V E R V I E W Diversification drives stability amidst significant macro volatility JPMorgan Chase overview 2015 Markets cumulative revenue ($B) 1 Standard deviation divided by average over 2011-2015 period 2 NIR presented on a reported basis 3% 3% 4% 6% 8% 11% 11% USB JPM WFC BAC MS GS C Peer NIR volatility1,2 2% 3% 3% 4% 5% 7% 11% JPM WFC USB C BAC GS MS Peer total revenue volatility1 Equity “flash crash” S&P downgrades Brazil Fed lift off CNY devaluation Swiss Franc decoupling Greece financial crisis ECB announces expanded QE Negative front-end swap spreads China equity market decline 40%+ from peak to Aug 26th EUR falls 3% versus USD Oil $53 Oil $48 Oil $59 Oil $45 Oil $37 Third Avenue HY halts redemptions VW GLEN VRX China economic growth slows down - 2 4 6 8 10 12 14 16 18 20 1 7 13 19 25 31 37 43 49 55 61 67 73 79 85 91 97 103 109 115 121 127 133 139 145 151 157 163 169 175 181 187 193 199 205 211 217 223 229 235 241 247 253 259 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 5

Our operating model is centered around our clients

JPMorgan Chase overview

Operating model



Stable performance
Deepening client relationships
Share gains and leadership positions
Diversified businesses
Scale and efficiency
Fortress principles
Optimization against constraints
J.P.Morgan
&
CHASE
Iconic brands

Client segmentation



Wholesale
Individuals
Communities and Non-profits
Commercial Real Estate
Sovereigns
Financial Advisors
Middle Market
$20-500mm revenue
Corporate Client Banking
$500mm-2B revenue
Business Banking
<$20mm revenue
Multinationals
>$2B revenue
Institutional investors
Consumer
Affluent/High net worth
Ultra high net worth
CB
CIB
AM
CCB
~50% of U.S. households
>80% of Fortune 500 companies

Cannot be replicated – complete, global, diversified and at scale – built over decades

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JPMORGAN CHASE & CO.

Agenda

1 **Building exceptional client franchises**

2 Operating with fortress principles

3 Maximizing long-term shareholder value

Key Principles

- Four exceptional client franchises – leaders in their own right
- Build our businesses for the long-term – consistently innovating
- Focus on client experience and lifetime relationships
- Complete platform and diversified operating model – drives client engagement, synergies and stable returns
- Experienced management team with deep talent

2016 Priorities

- Invest in innovation and technology – to improve customer/client experiences, efficiencies and risk management
- Own the future of wholesale and retail payments
- International and regional expansion
- Leverage scale and completeness of platform
- Attract and retain talent

4 Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

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JPMORGAN CHASE & CO.

1 Leading client franchises

Building exceptional client franchises

Deepening client relationships

Share gains and leadership positions

Irreplicable client franchise built over the long-term

		2006	2014	2015
CCB	Deposits market share[1]	3.6%	7.6%	7.9%
	# of top 50 Chase markets where we are #1 (top 3)	*11 (25)*	*13 (40)*	*12 (40)*
	Average deposits growth rate	7.7%	7.4%	9.0%
	Active mobile customers growth rate	N.M.	22.1%	19.5%
	Credit card sales market share[2]	16%	21%	21%
	Merchant processing volume[3,4]	#3	#1	#1
CIB	Global IB fees[5]	#2	#1	#1
	Market share[5]	*8.6%*	*8.0%*	*7.9%*
	Total Markets revenue[6]	#8	#1	#1
	Market share[6]	*7.9%*	*15.5%*	*15.9%*
	FICC[6]	#7	#1	#1
	Market share[6]	*9.1%*	*17.5%*	*18.3%*
	Equities[6]	#8	#3	#3
	Market share[6]	*6.0%*	*11.6%*	*12.0%*
CB	# of states with Middle Market banking presence	22	30	32
	Multifamily lending[7]	#28	#1	#1
	Gross investment banking revenue ($B)	$0.7	$2.0	$2.2
	% of North America IB fees	*16%*	*35%*	*36%*
AM	Mutual funds with a 4/5 star rating[8]	119	226	231
	Global active long-term open-end mutual fund AUM flows[9]	#2	#1	#2
	AUM market share[9]	*1.8%*	*2.5%*	*2.6%*
	North America Private Bank (Euromoney)	#1	#1	#1
	Client assets market share[10]	*~3%*	*~4%*	*~4%*

CCB:
- Relationships with **~50% of U.S. households**
- #1 primary bank relationships within Chase footprint[11]
- #1 retail bank in the U.S. for acquiring, developing and retaining customers[12]
- #1 U.S. credit card issuer based on loans outstanding[13]
- #1 U.S. co-brand credit card issuer[14]
- #1 wholly-owned merchant acquirer[15]

CIB:
- **>80% of Fortune 500 companies** do business with us
- Top 3 in 16 product areas out of 17[16]
- #1 in both N.A. & EMEA IB fees[17]
- #1 in Global Debt, Equity & Equity-related[17]
- #1 in Global Long-Term Debt & Loan Syndications[17]
- #1 FICC productivity[18]
- Top 3 Custodian globally with AUC of $19.9T
- #1 USD clearing house with 18.9% share in 2015[19]

CB:
- #1 in customer satisfaction[20]
- Leveraging the Firm's platform – avg. ~9 products/client[21]
- Top 3 in overall middle market, large middle market and ABL bookrunner
- Industry-leading credit performance – 4th straight year of net recoveries or single digit NCO rate

AM:
- 84% of 10-year LT mutual fund AUM in top 2 quartiles[22]
- Positive client asset flows every year since 2004
- #3 Global Private Bank and #1 LatAm Private Bank[23]
- Revenue and LT AUM growth ~80% since 2006
- Doubled GWM client assets (2x industry rate) since 2006[10]

Note: For footnoted information, refer to slide 42

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JPMORGAN CHASE & CO.

F I R M O V E R V I E W $487 $447 $268 $252 $229 $155 ($277) BLK JPM BK UBS MS CS Allianz $99 $79 $77 $66 $53 $31 $29 $22 $29 $23 $130 $108 $98 $95 $76 JPM GS C BAC MS 98 70 86 79 56 31 29 7 20 22 129 99 112 99 78 JPM BAC GS C MS Markets revenue (ex. FVA/DVA) IB fees 98 70 86 79 56 31 29 27 20 22 129 99 112 99 78 JPM BAC GS C MS Markets revenue (ex. FVA/DVA) IB fees Markets revenue & IB fees ($B): Cumulative 5 years 7% 8% 3% 8% 1% 6% 9% 5% 5% 4% 3% 1% JPM WFC BAC USB C PNC 10% 7% 7% 6% 5% 3% JPM WFC PNC USB C BAC Deposits: 5-year CAGR2 Proven best-in-class long-term performance Building exceptional client franchises 1 Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 43 EOP core loans: 5-year CAGR1 3 Total EOP Domestic retail LT net client asset flows ($B): Cumulative 5 years 6 7 8 8 8,9 Markets revenue (ex. FVA/DVA) IB fees 16% 13% 13% 11% 10% 8% 7% 5% 6% 6% 2015 $152 $33 ($17) $35 $33 $44 ($162) 2015 YoY growth Total 16% 8% 1% 5% 1% 10% 2015 Share Markets revenue 4 IB fees 5 Deepening client relationships Share gains and leadership positions 9

F I R M O V E R V I E W Chase bankcard volumes Industry bankcard volumes 84% 34%Chase Industry 2010 2014 2010 2014 15% 11% 9% 5% 3% 2% COF JPM AXP DFS C BAC 8% 20% 7% 14% 2% 13% Onl ine Mobile Online Mobile Online Mobile JPM WFC BAC Online and Mobile customers 2015 YoY growth Proven best-in-class long-term performance (cont’d) Building exceptional client franchises 1 Merchant processing bankcard volumes growth6 J.D. Power customer satisfaction score: 2010–20151 Credit card sales: 5-year CAGR2 2015 Customers (mm) Online Mobile 3 4 5 39 26 32 23 1 19 Note: For footnoted information, refer to slide 44 2010 2011 2012 2013 2014 2015 2010 2011 2012 2013 2014 Chase Industry Average Big Banks Regional Banks Midsize Banks 2010 2011 2012 2013 2014 Chase Industry Average Big Banks Regional Banks Midsize Banks 2015 Sales Share $196 $495 $572 $118 $183 $221 8% 21% 24% 5% 8% 9% Deepening client relationships Share gains and leadership positions 10

1 Technology and innovation

Building exceptional client franchises

Deepening client relationships
Scale and efficiency
Fortress principles

Built to innovate

	J.P.Morgan	CHASE
Scale	Conduct business in 100+ countries $5T daily payments processed $1.5T+ of securities traded & settled daily	Relationships with ~50% of U.S. households ~$1T in merchant processing volume per year 5K+ branches; ~18K ATMs

Robust Tech Foundation	**40K+ Technologists** ▪ ~18K developers creating intellectual property	**$9B+ Total Tech Budget** ▪ ~1/3 of spend on investments	**~$2B on Security/Controls** ▪ $600mm+ on Cyber: Investing in proactive defense risk measures	**13 Global Technology Hubs** ▪ Accessing talent through centers of excellence in strategic locations
Innovating Across Businesses	**Digital** Customer Experiences / Payments Platforms J.P.Morgan ACCESS; Pay	**Data & Analytics** Leveraging Insights J.P.Morgan Asset Management; J.P.Morgan	**Security & Controls** Protecting the Firm Three 24/7 global Security Operations Centers	**Cloud / Development** Streamlined Delivery Elastic, on-demand infrastructure and automation of the software development process

Embracing the Innovation Economy

Collaborating with leading tech start-ups

- Engage with 300+ early stage technology companies to innovate in FinTech, Data & Analytics, Security and other domains
- Piloted over 100 technology solutions last year

Investing in strategic opportunities

- 30+ investments in the last 2 years to drive deeper, more innovative partnerships through capital investments motif
Digital Asset Holdings
Menlo Security

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JPMorgan Chase & Co.

Agenda

1 Building exceptional client franchises

2 **Operating with fortress principles**

3 Maximizing long-term shareholder value

Key principles

- Strong capital and liquidity position
- Better, faster, simpler
  - Our balance sheet is less complex and of higher quality
  - Demonstrated strong risk discipline through-the-cycle
  - Executed on significant business simplification agenda
- Commitment to controls and culture
  - Enhanced control infrastructure and governance – significant investments
  - Culture and conduct – reinforce our business principles

2016 Priorities

- Embrace change to adapt to customer/clients evolving needs and market structure changes
- Defend the Firm, its customers, assets and information from cyber attacks
- Continue to build and maintain a control environment that is effective and efficient
- Maintain underwriting discipline through-the-cycle
- Streamline, simplify and standardize support functions

4 Leading to

~15% ROTCE	11%+ CET1 ratio	55%+/- Overhead ratio	55-75% Net payout ratio

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JPMORGAN CHASE & CO.

F I R M O V E R V I E W 2014 2015 Fortress balance sheet Operating with fortress principles 2 We have made significant progress changing the mix of our balance sheet EOP assets ($B) Note: For footnoted information, refer to slide 45 Total deposits $1,363 $1,280 Wholesale Consumer Securities $291 Secured financing2 $311 Trading assets3 $344 Loans4 $824 Other5 $174 Cash1 $361 Securities $348 Secured financing2 $326 Trading assets3 $399 Loans4 $743 Other5 $196 Goodwill $47 Goodwill $48 Cash1 $512 Including non-operating deposits reduction of ~$200B7 $2.6T $2.4T Loans-to-deposits ratio6 56% 65% HQLA ~$500B (18)% 11% 16% Core 2015 CCB CIB CB AM Non-core $2.45T +/- On core loan growth of 10-15% 2015 2014 ($151) ($57) ($15) ($55) $81 ($22) ∆ ($1) ($83) 9% ∆ 2016 Avg. 2016 9% 6% 13% 25% YoY loan growth (%) Fortress principles Diversified businesses 13

2 Wholesale credit risk

Operating with fortress principles

Fortress principles
Diversified businesses

Wholesale credit exposure as of 12/31/15 ($B)



Retained loans
Lending related commitments
Derivative receivables
$783B
$60
$366
$357
75%
Investment Grade[2]
Total exposure



By Region
APAC 6%
LatAm 4%
EMEA 15%
North America 75%

Select emerging market countries

<3% to China, Brazil, and Russia

Oil & Gas lending exposure[1] as of 12/31/15



$44B
39%
19%
13%
9%
8%
7%
5%
Exploration & Production
Integrated
Oilfield Services
Natural gas pipelines and distribution
Others (O&G)
Refineries
Midstream/pipeline

Oil & Gas lending exposure[1] as of 12/31/15 ($B)



Investment-grade[2]
High-yield
Nonperforming loans
Oil & Gas exposure[1]: $44B
NPL reserves $117mm
57% investment-grade[2]
CB $10 (drawn $4)
CIB $19 (drawn $4)
HY reserves $671mm
CIB $9 (drawn $5)
CB $6 (drawn $1)
IG reserves $27mm

Metals & Mining exposure[1]: $13B – 46% investment-grade[2] and $5B drawn

Reserves outlook ($mm)

	Oil & Gas	Metals & Mining
Reserves as of 12/31/15	$815	$240
1Q16 build	500 +/-	100 +/-
Expected reserves as of 3/31/16	$1,300 +/-	$350 +/-

Stress scenario with oil price at ~$25 for ~18 months[3] could require incremental reserve build of ~$1.5B

Oil & Gas related exposure

We continue to monitor closely, no significant contagion observed

- CRE: $4.1B of exposure in sensitive geographies[4]
- Business Banking and C&I suppliers to O&G industry: $2.7B of overall exposure
- Other CRE, Residential and C&I portfolio exposures in energy-related geographies are performing well

Note: For footnoted information, refer to slide 46

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JPMORGAN CHASE & CO.

F I R M O V E R V I E W NCO rates at a cyclical low ($B) Peer NCO rate comparison (avg. 2011-2015) 0.57% 0.81% 0.78% 1.15% 0.54% 0.70% 0.56% 0.84% PNC USB WFC BAC JPM mix adjusted3 1 Excludes purchased credit-impaired balances 2 Includes purchased credit-impaired balances 3 “JPM mix adjusted” is calculated by applying JPM NCO rates to peer mix for Card versus all other portfolios Credit – net charge-offs Operating with fortress principles 2 2015 2016 Avg retained loans NCOs +/- Mortgage – NCI1 $159 0.15% Card 124 2.50% Auto 56 0.45% Business Banking 20 0.70% Total CCB 415 CIB Total CIB 98 0.15% CB Total CB 157 0.15% Total AM 107 < 0.10% Firmwide $780 $4.75 CCB AM 2015 NCOs of $4.1B and NCO rate of 55bps1 ≤ 2 2 Fortress principles Diversified businesses 15

Agenda

1 Building exceptional client franchises

2 Operating with fortress principles

3 Maximizing long-term shareholder value

Key principles

- Delivering strong capital returns – while adapting capital and liquidity frameworks
  - Capital and incentive framework considers multiple constraints
  - Balancing compliance with capacity for capital distributions
- Delivering significant operating leverage – while investing through-the-cycle
  - Continue to deliver core efficiencies
  - Consistently self-funding growth and investments

2016 Priorities

- Continue to optimize our balance sheet and business mix
- Deliver strong capital return to shareholders while meeting all regulatory requirements
- Generate sustainable revenue growth over time
- Improve expense discipline and flexibility while continuing to invest for the future

4 Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

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JPMORGAN CHASE & CO.

F I R M O V E R V I E W 1 Reflects Advanced Fully Phased-In measure 2 Refer to footnote 3 on slide 40 3 GSIB represents global systemically important banks We have adapted…starting 2016 from a position of strength Maximizing long-term shareholder value 3 2014 2015 CET11 ~140bps 10.2% 11.6% Firm SLR1,2 ~90bps 5.6% 6.5% Total Assets ~$(200)B $2.6T $2.4T RWA1,2 Std. / Adv. ~$(100)B $1.6T $1.5T GSIB3 (100)bps 4.5% 3.5% LCR and NSFR >100% >100% Compliant Fortress principles Optimization against constraints 17

F I R M O V E R V I E W 882 ~(50) ~(55) ~(75) ~700 +/- 2015 Investor Day Rule changes and clarifications Non-op deposit reduction Other actions 4Q15 est. score and medium term target US (Method 2) Framework Score (points) Surcharge 930-1,029 5.0% 830-929 4.5% 730-829 4.0% 630-729 3.5% 530-629 3.0% GSIB walk Maximizing long-term shareholder value – capital 3 Reduction in non-operating deposits of ~$200B (~55%) Estimated current surcharge of 3.5% – down 100bps in 2015 Reduction of OTC derivative notionals of $15T+ (~25%) Decrease in level 3 assets of nearly $20B (~38%) Decreases in trading and AFS securities of ~$30B and ~$55B Estimated FX impact: 45-60 points Risk eliminated under final rule 4.5% 4.0% 3.5% 5.0% Estimated JPM method 2 GSIB score ~25 points from lower STWF weights ~25 points from reporting clarifications ∆ (points) Size (25) Cross-jurisdictional (10) Interconnectedness (40) Complexity (60) STWF (45) Score ~(180) Fortress principles Optimization against constraints 18

3 Capital management framework

Maximizing long-term shareholder value – capital

Fortress principles
Optimization against constraints

Approach to capital management



<11.0%
Distributions
Procyclicality and growth
JPM specific stress
Going concern capital minimum
1 JPM calculated requirements
<11.0%
Baseline distributions
CCAR stress
CCAR minimum
2 Estimated CCAR requirements [1]
11.0%
50bps mgmt. buffer
Capital conservation buffer
GSIB surcharge[2]
Regulatory minimum
3 Regulatory requirements
11.0% CET1
JPM minimum

Capital management framework

CET1 minimum level is calibrated to the highest of three measures

1. Internally-developed minimum levels of capital
2. Regulatory-driven (CCAR) stress testing
3. Minimum regulatory requirements

50bps management buffer

- **Objective: Preserve the common dividend in an adverse environment**
- **Calibrated based on the Board approved Risk Appetite policy**
  - Measures the capacity to take risk against quantitative tolerances and qualitative factors

[1] Stress based on FRB 2015 CCAR results and baseline distributions of 75% of analyst estimates
[2] JPM estimated GSIB surcharge as of 12/31/15

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JPMorgan Chase & Co.

3 Capital glidepath

Maximizing long-term shareholder value – capital

Fortress principles
Optimization against constraints

Standardized RWA glidepath ($B)



~$1.5T
Advanced
Punitive treatment for
high-quality loan growth
~$1.5T
Market Risk ~$0.1T
($40)
$120
($30)
~$1.55T
Credit Risk ~$1.3T
YE2015
Market risk[1]
Net growth[2]
Efficiencies
YE2018

Illustrative fully phased-in Firm CET1 trajectory[3]



Regulatory Minimum
11.6%
~12.0%
~12.25%
~12.5%
~12.5%
11.0%
11.0% would allow >100% payout for a period of time
2015
2016
2017
2018
Longer-Term

Total net payout				
48%	~60%	~75%	~75%	55-75%

Incremental rules still to come

- 2017 CCAR scenario and effective minima
- Revisions to Basel Standardized framework
  - FRTB – modest and manageable impact for the Firm
  - Credit and operational risk rules
  - Uncertain U.S. implementation of Basel rule revisions and calibration of new Basel floor vs. Collins Floor requirement

[1] Expected market risk model benefits
[2] Primarily loan growth net of run-off
[3] Reflects JPM actuals for 2015, and analyst estimates for earnings in 2016-2018; assumed payout ratio of 75%. Total net payout reflects the full-year

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JPMORGAN CHASE & CO.

F I R M O V E R V I E W Adv RWA Std RWA GSIB⁵ CCARLeverage TLAC Liquidity Requirement CCB CIB CB AM Firm Benefits of operating model – capital allocation and optimization Maximizing long-term shareholder value – capital 3 Sharing excess capacity among our LOBs creates value for the Firm Advanced RWA Standardized RWA Key takeaways Select constraints – illustrative⁴ Capital allocation  Continue to allocate LOB equity on Advanced RWA  Broader incentive framework considers ~20 capital and liquidity constraints  Operating model provides degrees of freedom  LOBs are not bound to their binding constraints but rather the Firm as a whole  Strategic priorities created with client focus, brand and risk appetite as core components Optimization against constraints 2016 Medium ROE 2015 2016 CET1 term target Consumer & Community Banking $51.0 $51.0 10.5% 11.0% 20% Corporate & Investment Bank 62.0 64.0 11.5% 12.5% 13% Commercial Banking 14.0 16.0 10.5% 11.0% 16% Asset Management 9.0 9.0 10.5% 11.0% 25% Total LOBs $136.0 $140.0 Corporate¹ 37.9 40.0 Firm (excl. Corp. Goodwill)² $173.9 ~$180.0 11-12.5% ~15% Memo: Corporate Goodwill³ 41.8 41.6 Common equity Capacity User Capacity Provider Note: For footnoted information, refer to slide 47 21

3 Composition and calibration of TLAC

Maximizing long-term shareholder value – loss absorbing capacity

Fortress principles
Optimization against constraints

JPMorgan Chase & Co. – estimated External LTD requirement ($B)[1]



$183
Senior debt $162
Sub debt[2]
$21
$27
$21
$10
$20+/- shortfall
8.3%
$125
9.5% RWA
1/1/2019 requirement
2015
Structured notes & other[3]
Debt with <1 yr maturity
50% haircut on LTD 1-2 yr maturity
External LTD[4]

Commentary

- External LTD shortfall modest and manageable
- Currently compliant with External TLAC 2019 requirement
- Net issuance needs can be reduced by
  - Modifications to terms of certain existing LTD securities
  - Refinancing of maturing debt in TLAC compliant format

JPMorgan Chase & Co. – estimated External TLAC requirement ($B)[1]



$382
Senior debt $162
Sub debt[2]
$21
Preferreds
$26
CET1 $173
$27
$21
Currently compliant with 1/1/2019 requirement
22.4%
$335
Minimum 16%+buffers 20.5%
$20+/-
$355
Minimum 18%+buffers 22.5%
1/1/2022 requirement
2015
Structured notes & other[3]
Debt with <1 yr maturity
External TLAC as of YE 15[4,5]
Actions to close gap to External LTD
Pro-forma External TLAC[6]

We will continue to optimize the liability side of the balance sheet

Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 48

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JPMorgan Chase & Co.
FIRM OVERVIEW

Fortress principles

3 Resilience of JPM through multiple layers of protection

Maximizing long-term shareholder value – loss absorbing capacity

Capital and liquidity resources (4Q15)

Total loss absorbing resources: ~$350B

More than 1.5x the entire industry's 9 quarter pretax losses of $222B in the 2015 CCAR FRB Severely Adverse scenario


TLAC external LTD
$125B[1]
Preferred equity $26B
Add'l loss absorbing capacity
Regulatory minimum – 4.5% CET1
CET1
$173B
Recovery plan would be invoked
Capital conservation buffer trigger – 10.5% CET1 – limits on distributions
Total reserves[2]
$25B
HQLA
~$500B[3]
>100% LCR
Stressed outflows

Pretax pre-provision earnings of ~$10B a quarter

Overview

- Capital, liquidity and market structure changes have reduced systemic risks
- **Total loss absorbing resources of ~$350B**
  - JPM can absorb ~$100B CET1 depletion (**~$170B pretax loss)** prior to reaching the 4.5% regulatory minimum
  - A recovery plan would have to be triggered and fail before resolution occurs
  - **$125B TLAC external LTD** (bail-in-able) to replenish CET1 – adequate to recapitalize to 11%+ CET1 in Title II
- **HQLA of ~$500B** more than covers peak short-term cash outflows, and additional stable sources of funding reduce liquidity risk over a one year horizon
- Measures are supported by stringent internal and regulatory stress testing and Recovery & Resolution planning

JPM is significantly more resilient to capital loss and liquidity stress post crisis

[1] Position as of 12/31/15; will grow by $20B +/- upon compliance
[2] Includes credit, legal, tax and valuation reserves
[3] Estimated

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JPMorgan Chase & Co.

Rates flat + Mix Implied3 (Fed Funds 0-25bps avg. / yr.) + Mix Fed Dot2 (~25-100bps avg. / yr.) + Mix $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2015 2016 2017 2018 2019 Inc re m en ta l N II F I R M O V E R V I E W NII – well positioned for rising rates Maximizing long-term shareholder value – operating leverage 3 NII simulation1 ($B) Long term NII impact unchanged at $10B+ 1 See note 1 on slide 40 2 Fed Dot represents dot #5 from the FOMC December 2015 meeting 3 Market-implied as of 2/18/2016 Diversified businesses Rates flat Implied3 Fed Dot2 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 2015 2016 2017 2018 Spot Fed Funds paths 24

Diversified businesses

3 Noninterest revenue

Maximizing long-term shareholder value – operating leverage

NIR walk[1] ($B)



One-time legal benefit[2]
$52.0
$0.6
$51.4
($0.9)
($0.7)
($0.2)
~$50
2015
Card contract renewals
Mortgage
Simplification
Growth
2016 Proforma

- Servicing balances in MB continue to decline

- ~1/3 of NIR is highly correlated with markets
- The remaining NIR is largely correlated with underlying business drivers that can fluctuate temporarily with markets

Expect 3%+/- NIR growth beyond 2016 with strong underlying drivers

CIB and MB ~ flat – CCB ex MB, CB and AM ~8%

[1] See note 1 on slide 40
[2] Primarily legal benefit and also includes CVA & Other and Private Equity

25

JPMORGAN CHASE & CO.

FIRM OVERVIEW

$36.3 $34.4 $5.9 $17.1 $16.2 ($0.8) ($1.6) ($1.2) $5.0 $5.4 $58.4 $56.0 $56+/- $0.9 2014 CCB CIB 2015 Net efficiencies Incremental investments & growth FDIC fees 2016 F I R M O V E R V I E W Adjusted expense flat despite significant investments Maximizing long-term shareholder value – operating leverage 3 Adjusted expense1 ($B)  Core savings of ($1.3)B, partially offset by ~$0.45B investments and growth  Driven mainly by business simplification of ($1.3)B ($2.4)B Core expense efficiencies self-funding growth and investments Adjusted OH ratio2 60% 58% $0.5 $0.3 Sensitive to revenue performance $0.4 Growth Investments 4 All Other Client facing compensation FDIC fees Investments (marketing and technology) 3 Note: For footnoted information, refer to slide 49 26 Scale and efficiency 5

4 Earnings simulation

Net income walk – 3 years ($B)


Legal expense $0.9B
Reserve releases ($0.2B)
Legal benefit ($0.3B)
Taxes ($2.9B)
Adj. Net Income of ~$21B in 2014
$24.4
($2.5)¹
~$22
~$2.5
3%+/- NIR growth beyond 2016, with CIB and MB ~ flat and CCB ex MB, CB and AM ~8%
~$1.4
Remaining $2.2B of $4.8B efficiencies
~($1.1)
~½ Card renegotiation and ~½ CCB investments & growth
Accretive over time with strong returns
~($0.9)
$1.5B pretax for credit cost stress
$6+
~$2.5
~$3.5
~$10B+ pretax NII for full rates normalization
Of which ~$5.5B+ by 2018 per implied³
~$30
~$2.5
~$27.5
Based on implied³
2015 Net income
Growth
CCB/CIB efficiencies
CCB incremental investments/growth & Card renegotiation
Credit costs
Rates & mix, incl. loan growth
Pro forma net income

Achieved in 2015	+$1.4B	$0.6B	$1.6B less ($0.9)B²	($0.3)B	$0.4B	—

Note: For footnoted information, refer to slide 50

ROTCE of 14-15%+ assuming ~$1.55T RWA and 11.0-12.5% CET1 ratio

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

27

JPMorgan Chase & Co.

Conclusion

1 Building exceptional client franchises

- Four leading client franchises – together delivering significant value
- Client focus and long-term approach – consistently investing and innovating

2 Operating with fortress principles

- Strong foundation – capital, liquidity, balance sheet, risk discipline
- Better, faster, simpler
- Commitment to controls and culture

3 Maximizing long-term shareholder value

- Delivering strong capital returns – while adapting capital and liquidity frameworks
- Delivering significant operating leverage – while investing through-the-cycle

4 Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW
28
JPMorgan Chase & Co.

Agenda Section F I R M O V E R V I E W 29 Firmwide strategic priorities 29 Appendix – Fixed Income 31 Notes 39

Firmwide strategic priorities

Consumer & Community Banking

- **Deepen relationships** with our customers, simplify and improve **customer experience**
- Execute **expense reduction** initiatives and rationalize cost structure
- Maintain **strong control environment** and **automate** processes
- Ensure highest level of **information security** standards
- Increase **digital** engagement by delivering differentiated experiences
- **Lead payments innovation** by delivering solutions that address **merchant** and **consumer** needs

Corporate & Investment Bank

- Leverage our **scale**, **completeness**, and **global network** to facilitate an integrated client coverage model, leading to best-in-class ROEs
- Relentlessly **optimize** business mix while **investing** in core growth opportunities
- **Continue to adapt** to evolving industry landscape and market structure changes by harnessing technology and innovation – embrace change
- Maintain **expense discipline and deliver efficiencies** across all businesses while absorbing increased regulatory and control costs

Commercial Banking

- Execute **disciplined growth strategy** through geographic expansion, industry specialization, deeper client relationships and prudent growth across CRE
- Drive **business innovation** through investments in digital, payments and big data capabilities
- Continue to **invest in our team** to have the best talent across our businesses
- Maintain **fortress controls** to safeguard our clients and business while improving client experience

Asset Management

- Continue to deliver top-tier, long-term **investment performance**
- Continue to drive efficiencies while reinforcing **infrastructure and control environment**
- Continue to **innovate**, and **invest** in people, products, and processes

---

- Focus on the **client/customer**
- Maintain discipline around **controls**, **expenses** and **credit**
- Invest in **innovation** – particularly in digital and payments
- Continue to adapt and **optimize** balance sheet and business mix
- **Defend the Firm**, its customers, assets and information from cyber attacks
- Attract, develop and retain the best **talent**

Exceptional Client Service → **Operational Excellence** → **A Commitment to Integrity, Fairness and Responsibility** → **A Great Team and Winning Culture**

FIRMWIDE STRATEGIC PRIORITIES

30

JPMORGAN CHASE & CO.

Agenda Page F I R M O V E R V I E W 31 Appendix – Fixed Income 31 Firmwide strategic priorities 29 Notes 39

Liquidity management and risk oversight

Objectives

- Meet contractual and contingent obligations through normal economic cycles and during stress
- Ensure that the Firm's core businesses are able to operate in support of client needs
- Optimize funding mix and maintain sufficient liquidity

Responsibilities

- Analyze liquidity characteristics of assets and liabilities at the Firm, line of business, and legal entity level
- Manage legal, regulatory, and operational restrictions
- Define and monitor firmwide and legal entity liquidity strategies, policies, guidelines, and contingency funding plans
- Manage liquidity within approved liquidity risk appetite tolerances and limits
- Set transfer pricing framework across the organization

Liquidity risk oversight

- Independent risk oversight function managed through a dedicated firmwide risk group reporting into the CIO, Treasury and Corporate Chief Risk Officer ("CTC CRO")
- Responsibilities include but are not limited to
  - Establishing and monitoring limits, indicators, and thresholds, including liquidity appetite tolerances
  - Defining and monitoring internal firmwide and legal entity stress tests and regulatory defined stress testing
  - Reporting and monitoring liquidity positions, balance sheet variances and funding activities
  - Conducting ad hoc analysis to identify potential emerging liquidity risks

APPENDIX – FIXED INCOME
32
JPMorgan Chase & Co.

A P P E N D I X – F I X E D I N C O M E $248 $248 $263 $186 $127 $558 2015 Overview of funding sources Continue to maintain diversified funding profile while reducing non-operating deposits EOP liabilities and stockholders’ equity at 12/31/15 ($B) 3 $759 4 $1,280 3 Operating5 Non-operating $2,352 Other borrowed funds 3% Long-term unsecured debt 28% CP 2% Other secured funding 1% Securities loaned/repo agreements 20% Long-term secured debt 14% Common equity 29% Preferred equity 3% 3 3 $232 $304 $303 $217 $153 $503 2014 Operating5 Deposits ex. CCB $861 Non-operating $1,363 $2,572 Non-operating deposits ex. CCB Secured funding2 Deposits CCB Unsecured funding Trading liabilities Equity Other¹ Deposits ex. CCB $722 Operating deposits ex. CCB  Wholesale deposits6 down 16%, driven by a reduction in non-operating deposits  Secured funding down 13%, driven by a 22% reduction in repo agreements  Unsecured funding down 18%, driven by a 77% reduction in commercial paper Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 51 33

A P P E N D I X – F I X E D I N C O M E > 50% deposit beta ~50% deposit beta $10B+ $13B+ Modeled 2004 cycle reprice In c r e m e n ta l N II Deposit beta uncertainty and impact on NII 34% 10% 47% 57% 19% 33% 2007 2015 Expect deposit beta to be higher than the 2004 cycle… …however, there is uncertainty around deposit repricing More noninterest deposits 1 2004 cycle dates: 12/03-12/06; quarterly results shown above Longer-term Fed Funds JPM deposit mix – % of total Firm average balances Noninterest- bearing Interest- bearing (excl. time) Time Fewer time deposits 0% 1% 2% 3% 4% 0% 1% 2% 3% 4% 5% 6% R at es P ai d 3m LIBOR Increase in current rates from 13bps to 200bps implies a 50% reprice at 4% LIBOR Lag in deposit re-price and migration results in a lower re-price beta during the first 100bps of a rate hike Increase in current rates from ~10bps to 200bps implies a 50% re-price at 4% LIBOR JPM deposit rates paid – 2004 cycle1 34

A P P E N D I X – F I X E D I N C O M E Total firmwide long-term debt Diversified mix and maturity profile Total long-term secured and unsecured debt issuance and maturities1 ($B) Note: Numbers may not sum due to rounding; "Hold Co." is defined as JPMorgan Chase & Co., “Bank” is defined as JPMorgan Chase Bank, N.A. 1 Maturities from 2013-2015 are based on actual cash flows; 2016-2020+ are based on the carrying value of the Firm's long-term debt as of December 31, 2015 2 Includes maturities and issuance originating from JPMorgan Chase Bank N.A., its subsidiaries and other subsidiaries of the Hold Co. 3 Carrying value 4 Excludes Bank Federal Home Loan Banks (FHLB) advances 5 2015 maturities include early redemptions of long-term debt $27 $31 $31 $40 $32 $42 $27 $26 $21 $12 $22 $75 $21 $42 $28 $28 $24 $30 $23 $24 $18 $18 $9 $13 $48 $73 $59 $68 $55 $72 $51 $50 $39 $30 $31 $88 2013 2014 2015 5 2016 2017 Hold Co. maturities Bank and other maturities2 Hold Co. issuances Bank and other issuances2 2018 2019 >2020 2020 Total long-term debt outstanding3,4 ($B) $142 $29 $151 $26 $162 $26 $25 $10 $26 $9 $21 $8 2015 2014 2013 Hold Co. sub debt / Trups Bank sub debt Hold Co. senior debt Bank senior debt 35

A P P E N D I X – F I X E D I N C O M E Hold Co. long-term debt and preferred equity Managing TLAC composition and maturity profile Issuance of unsecured Hold Co. benchmark long-term debt and preferred equity ($B) Total Hold Co. unsecured long-term debt maturities – TLAC eligible instruments1 ($B) $22 $27 $3 $5 $3 $4 $9 $6 2013 2014 2015 Preferred Equity Sub debt / TruPs Senior debt 1 Instruments identified as “TLAC eligible” based on the Firm’s interpretation of the Fed's NPR as of October 30, 2015 $28 $29 $41 $37 $21 $21 $18 $10 $22 $64 2016 2017 2018 2019 2020 >2020 36

A P P E N D I X – F I X E D I N C O M E Current capital position Basel III Standardized Fully Phased-In capital ratios and components at 12/31/15 ($B) $248 $222 $173 $199 $230 $26 $45 $26 $17 $14 Total stockholders' equity Common stockholders' equity CET1 capital¹ Total tier 1 capital¹ Total capital¹ Pfd equity Total tier 2 capital1 $31 Goodwill and intangibles2 Other CET1 capital adj. Pfd equity LTD and other qualifying instruments Qualifying allowance for credit losses 1 See note 3 on slide 40 2 Goodwill and other intangible assets are net of any associated deferred tax liabilities 11.7% 13.5% 15.6% $3 37

A P P E N D I X – F I X E D I N C O M E Material entities1 1 Presented on this slide is a list of JPM’s 32 “material entities” for resolution planning purposes under the Dodd-Frank Act, after giving effect to the dissolution of JPMN, Inc. A material entity means “a subsidiary or foreign office that is significant to the activities of a critical operation or core business line”. Material entities reported under the Dodd-Frank Act may differ from the significant legal entity subsidiaries that are reported in JPM’s SEC filings Chase Issuance Trust Chase Bankcard Services, Inc. J.P. Morgan Clearing Corp. J.P. Morgan Securities LLC J.P. Morgan Services India Private Limited JPMCB Nassau JPMCB Hong Kong JPMCB Philippines JPMCB Singapore JPMCB Sydney J.P. Morgan Whitefriars Inc. Paymentech, LLC J.P. Morgan Treasury Technologies Corporation Chase Paymentech Solutions J.P. Morgan Securities plc J.P. Morgan AG JPMorgan Securities Japan Co., Ltd. J.P. Morgan Europe Limited Chase Mortgage Holdings, Inc. Chase Paymentech Europe Limited JPMCB London JPMCB Tokyo J.P. Morgan Ventures Energy Corporation Service Entity Material branches Non-Bank Chain Entities JPMorgan Chase Bank, N.A. (“JPMCB”) Chase Bank USA Investment Management Entities J.P. Morgan Investment Management Inc. JPMorgan Funds Management, Inc. JPMorgan Asset Management (UK) Limited JPMorgan Distribution Services, Inc. JPMorgan Asset Management (Europe) S.a.r.l. JPMorgan Chase & Co. Holding Company Commodities Subsidiaries U.S. Broker-Dealers J.P. Morgan International Bank Limited 38

Agenda Section F I R M O V E R V I E W 39 Notes 39 Firmwide strategic priorities 29 Appendix – Fixed Income 31

N O T E S Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business 2. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures, and exclude firmwide legal expense. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 3. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Tier 2 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019, are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital in the Capital Management section of Management’s discussion and analysis within JPMorgan Chase & Co.'s Annual Report on Form 10-K for the year ended December 31, 2015 4. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period- end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 40

N O T E S Notes on slide 3: … on a relative basis – JPM continues to be a leader 1. See note 1 in slide 40. For GS and MS, reflects revenue on a reported basis 2. See note 4 in slide 40 3. Reflects net capital distribution for 4Q14-3Q15 4. WFC adjusted for 2 for 1 stock split in 2006 and C adjusted for 1 for 10 reverse stock split in 2011 41

N O T E S Notes on slide 8: Leading client franchises 1. Source for market share: FDIC Summary of Deposits survey per SNL financial; excludes all branches with $500mm+ in deposits within two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC. 2006 excludes WaMu and Bank of New York branch purchases 2. Represents share of general purpose credit card (GPCC) spend which excludes private label and commercial card; based on earnings releases and Chase internal estimates 3. Of wholly-owned acquirers 4. The 2006 figure reflects First Data joint venture; the 2015 figure is as of 2014, which is the latest available data from Nilson 5. IB fees market share based on wallet data from Dealogic as of January 4, 2016 6. Market share for Markets based on Top 10 which includes JPM, BAC, GS, C, MS, DB, UBS, CS, BARC and HSBC; JPM excludes business simplification; Peers exclude FVA/DVA and one-time items; BARC and HSBC 2015 share reflects 3Q15 LTM as 2015 disclosures not available at time of print; Based on fourth quarter exchange rates across non-USD reporting peers 7. Includes acquisition of commercial term lending portfolio through WaMu acquisition 8. The “mutual funds with a 4/5 star rating” analysis is sourced from Morningstar for all funds with the exception of Japan-domiciled funds; Nomura was used for Japan-domiciled funds. The analysis includes both Global Investment Management and Global Wealth Management open-ended funds that are rated by the aforementioned sources. The share class with the highest Morningstar star rating represents its respective fund. The Nomura star rating represents the aggregate fund. Other share classes may have different performance characteristics and may have different ratings; the highest rated share class may not be available to all investors. All star ratings sourced from Morningstar reflect the Morningstar Overall RatingTM. For Japan-domiciled funds, the star rating is based on the Nomura 3-year star rating. Funds with fewer than three years of history are not rated by Morningstar nor Nomura and hence excluded from this analysis. Other funds which do not have a rating are also excluded from this analysis. Ratings are based on past performance and are not indicative of future results 9. Strategic Insight 10. Source: Capgemini World Wealth Report. 2015 market share estimated based on 2014 data (latest available) 11. TNS 3Q15 Retail Banking Monitor; based on total U.S. (~5K surveys per quarter) and Chase footprint (~2.8K surveys per quarter); TNS survey questions used to determine the primary bank: “With which banks do you currently do business? Which do you consider to be your main or primary bank?” 12. 2015 TNS Choice Awards 13. Based on disclosures by peers (Citi, Bank of America, Capital One, American Express, Discover) 14. Based on Phoenix Credit Card Monitor for 12-month period ending September 2015; based on card accounts and revolving balance dollars 15. Based on Nilson data for full year 2014 16. Dealogic 2015 wallet rankings for Banking and Coalition FY15 rankings for Markets & Investor Services; includes Origination & Advisory, Equities and FICC 17. Dealogic as of January 4, 2016 18. 3Q15YTD revenues divided by 1H15 FTE – Source: Coalition 19. Chips/Fed Volume report 20. CFO Magazine’s Commercial Banking Survey 2015 21. Product per Commercial and Industrial client 22. The “% of 10-year LT mutual fund AUM in top 2 quartiles” analysis represents the proportion of assets in mutual funds that are ranked in the top 2 quartiles of their respective peer category on a 10-year basis as of December 31, 2015. The sources of these percentile rankings, peer category definitions for each fund and the asset values used in the calculations are: Lipper (U.S. and Taiwan-domiciled funds), Morningstar (UK, Luxembourg and Hong Kong-domiciled funds), Nomura (Japan-domiciled funds), and FundDoctor (South Korea-domiciled funds). The analysis includes only Global Investment Management retail open-ended mutual funds that are ranked by the aforementioned sources. The analysis is based on percentile rankings at the share class level for U.S. domiciled funds, at the ‘primary share class’ level for Luxembourg, UK, and Hong Kong-domiciled funds and at the aggregate fund level for all other funds. The ‘primary share class’ is defined by Morningstar and denotes the share class considered the best proxy for the fund. Where peer group rankings given for a fund are in more than one 'primary share class' territory both rankings are included to reflect local market competitiveness (applies to ‘Offshore Territories’ and ‘HK SFC Authorized’ funds only). The analysis excludes money market funds, Undiscovered Managers Fund, and Brazil and India-domiciled funds. The asset values were redenominated into U.S. dollars using exchange rates from the aforementioned sources. The analysis pertains to percentage of assets under management, not percentage of funds. The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future performance, which may vary 23. Euromoney 42

N O T E S Notes on slide 9: Proven best-in-class long-term performance Source: Company disclosures and SNL financial, unless otherwise noted 1. Core loans calculated as Total EOP Loans less Total EOP Noncore Loans; Total loan CAGR for USB and PNC; “Noncore” defined as “Liquidating” for WFC, “All Other Segment” for BAC and “CitiHoldings” for C 2. Total deposits – from company reports. Retail deposits – all branches with $500mm+ in deposits at any point in the last ten years excluded to adjust for commercial deposits and capture only consumer and small business deposits; includes all commercial banks, credit unions, savings banks and savings institutions as defined by the FDIC; EOP as of June 30th of each year 3. JPM as reported 4. Market share for Markets based on Top 10 which includes JPM, BAC, GS, C, MS, DB, UBS, CS, BARC and HSBC; JPM excludes business simplification; Peers exclude FVA/DVA and one-time items; BARC and HSBC 2015 share reflects 3Q15 LTM as 2015 disclosures not available at time of print; Based on fourth quarter exchange rates across non-USD reporting peers 5. IB fees market share based on wallet data from Dealogic as of January 4, 2016 6. BLK includes Barclays Global Investors merger-related outflows in 2011 7. JPM includes Chase Wealth Management 8. Converted at average 2011-2015 daily exchange rates 9. Allianz flows include 3rd party AUM flows only; 2015 figures exclude re-invested dividends (including capital gains) from existing clients which were previously recognized as market return 43

N O T E S Notes on slide 10: Proven best-in-class long-term performance (cont’d) 1. Source: J.D. Power U.S. Retail Banking Satisfaction Survey; Big Banks defined as top six U.S. banks 2. Represents GPCC spend which excludes private label and commercial card; based on earnings releases and Chase internal estimates 3. COF excludes HSBC, Kohl’s and other acquisitions; 2011-2015 data is normalized 4. AXP is U.S. Card Services only 5. Citi excludes Citi Retail Services as it includes private label portfolios 6. Source: Chase internal data and Nilson data for the industry; U.S. bankcard volumes include Visa and MasterCard credit and signature debit volumes 44

N O T E S Notes on slide 13: Fortress balance sheet 1. Includes cash and due from banks and deposits with banks 2. Includes Fed funds sold and securities purchased under resale agreements and securities borrowed 3. Includes firmwide debt, derivative and equity trading assets 4. Net of allowance for loan losses 5. Includes accrued interest and accounts receivable, premises and equipment, mortgage servicing rights, other intangible assets and other assets 6. Loans-to-deposits ratio calculated using gross loans 7. Reduction in non-operating deposits also includes balances previously reported in commercial paper sweep accounts 45

Notes on slide 14: Wholesale credit risk

1. O&G lending exposure includes ~$4B of exposure in Natural Gas & Pipelines outside of wholesale industry segment definition of Oil & Gas, and excludes $2B of O&G derivative receivables; M&M lending exposure excludes ~$1B of M&M derivatives receivables
2. Based on JPMC's internal risk assessment system. "Investment-grade" generally represents a risk profile of a "BBB-"/"Baa3" or better, as defined by independent rating agencies
3. Stress scenario represents a simulation of potential allowance build based on a flat WTI price of $25 for 18 months, which results in incremental borrowings, and increases in loss given defaults
4. Houston, Dallas, Denver and Bakersfield

NOTES

46

JPMORGAN CHASE & CO.

N O T E S Notes on slide 21: Benefits of operating model – capital allocation and optimization 1. Private Equity, retained operational risk capital, real estate, BOLI/COLI, DTA and pension 2. 2015 reflects the Firm’s 10-K reported average excluding Corporate goodwill. 2016 reflects approximations based on average analyst estimated CET1 balances and ratios 3. Total Firm goodwill of $47B 4. Estimated net capacity provider or user for each constraint, expressed in ratio form 5. GSIB points divided by leverage assets by LOB 47

N O T E S Notes on slide 22: Composition and calibration of TLAC Note: The Firm’s estimate of minimum total loss absorbing capacity (“TLAC”) is based on the Federal Reserve’s (“Fed”) October 30, 2015 proposed rule establishing total loss-absorbing capacity, long-term debt, and clean holding company requirements for U.S. global systemically important bank holding companies. The estimate reflects certain assumptions regarding the inclusion or exclusion of certain liabilities, including but not limited to: notes governed by law that is different from the local law of the relevant resolution entity, notes with acceleration clauses for reasons other than insolvency or payment default, holdings of other global systemically important banks’ TLAC, and structured notes as defined by the Firm. These assumptions may change as future regulatory guidance is received. In addition, while the Firm’s current estimate assumes a 2.0% Method 1 GSIB surcharge (based on 2014 market for denominators) and 3.5% Method 2 GSIB surcharge, these surcharges may change in the future, which may impact the Firm’s TLAC and eligible debt requirements under the proposed TLAC rules 1. Based on Basel III Advanced Fully Phased-In RWA of $1,496B and Leverage Assets of $3,079B as of 12/31/2015 2. Includes approximately $4B trust preferred securities 3. Other includes debt governed under non-U.S. law and accounting adjustment from carrying value to notional value 4. Total TLAC and External LTD reported on a notional basis 5. Includes senior, benchmark long-term debt (excluding structured notes, as defined by the Firm) which is assumed to be TLAC eligible in the final rule 6. Method 1 GSIB surcharge of 2% assumes market is held flat to 2014 48

N O T E S Notes on slide 26: Adjusted expense flat despite significant investments 1. Adjusted expense defined as total expense excluding firmwide legal expense; see note 2 on slide 40 2. Adjusted overhead ratio defined as adjusted expense divided by total revenue; see note 2 on slide 40 3. Client facing compensation includes sales support and other front office support 4. Includes Auto lease depreciation 5. Incremental vs. 2015 49

N O T E S Notes on slide 27: Earnings simulation Note: Numbers may not sum due to rounding for illustrative purposes. Amounts are aftertax and reflect an incremental tax rate of 38%, where applicable 1. Includes: • 2015 legal expense in excess of $2B assumed run-rate for legal expense. Amount is for illustrative purposes only, and is not intended to be forward-looking guidance. Actual amounts may vary from assumed amount • 2015 Firm reserve releases • 2015 tax discrete items • Legal benefit of $514mm pretax recognized in 4Q15 in Corporate 2. Includes $2.6B pretax efficiencies in CCB and CIB ($1.6B after tax), net of ($1.4)B revenue loss from business simplification in CCB and CIB (($0.9)B after tax) 3. Based on market-implied curve as of 2/18/2016 50

N O T E S Notes on slide 33: Overview of funding sources 1. Other includes: accounts payable and other, Federal Funds purchased and a portion of beneficial interests issued by consolidated variable interest entities (“VIEs”) that are not considered to be secured funding 2. Secured funding includes credit card securitizations, other securitizations and obligations of the Firm administered multi-seller conduits which are included in beneficial interests issued by consolidated VIEs on the Firm’s Consolidated balance sheets 3. Includes the current portion of long-term debt 4. Includes structured notes and short-term secured and unsecured borrowings with contractual maturities generally one year or less 5. Includes operating deposits and also includes retail/small-to-medium enterprises (“SME”) balances in AM, collateralized deposits, CIB initial margin and certain time deposits 6. Wholesale deposits include deposits ex. CCB and include retail/SME balances in AM 51

N O T E S Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission and available on JPMorgan Chase & Co.’s website https://www.jpmorganchase.com/corporate/investor- relations/investor-relations and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 52

February 23, 2016 C O N S U M E R & C O M M U N I T Y B A N K I N G Gordon Smith, Chief Executive Officer Consumer & Community Banking

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 1 Consumer & Community Banking 1 Payments 20 Credit Card 29 Mortgage Banking 36 Consumer Banking 43 Appendix 51

C O N S U M E R & C O M M U N I T Y B A N K I N G We remain focused on a consistent set of strategic priorities  Deepen relationships with our customers, simplify and improve customer experience  Maintain strong control environment and automate processes  Increase digital engagement by delivering differentiated experiences  Execute expense reduction initiatives and rationalize cost structure  Lead payments innovation by delivering solutions that address merchant and consumer needs Payments CCB Mortgage Banking Consumer Banking Credit Card  Ensure highest level of information security standards 2

C O N S U M E R & C O M M U N I T Y B A N K I N G 1 Excludes held-for-sale loans 2 Excludes the impact of purchased credit-impaired (PCI) loans Performance targets 2014 2015 Medium term guidance (+/-) 2015 Investor Day Medium term guidance (+/-) Consumer & Community Banking (CCB) Card net charge-off rate1 2.75% 2.51% 2.50% 3.00% Card Services revenue margin 12.03% 12.33% 11.25% 12.00% Auto net charge-off rate 0.34% 0.38% 0.45% 0.45% Mortgage Banking net charge-off rate1,2 0.37% 0.18% 0.15% 0.20% Business Banking net charge-off rate 0.94% 0.66% 0.70% N/A CCB ROE 18% 18% 20% 20% Consumer & Community Banking targets CCB 2015 ($B) % of JPMC Net revenue $43.8 45% Net income $9.8 40% Payments CCB Mortgage Banking Consumer Banking Credit Card 3

C O N S U M E R & C O M M U N I T Y B A N K I N G We have continued momentum across key business drivers $ in billions, except ratios and where otherwise noted, all balances are average 2015 YoY ∆ Consumer & Community Banking Households (mm) 57.8 1% Active mobile users (mm) 22.8 20% Credit Card New accounts opened1 (mm) 8.7 (1%) Sales volume1 $496 7% Loans $126 1% Net charge-off rate2 2.51% (24bps) Commerce Solutions Merchant processing volume $949 12% Auto Finance Loan and lease originations $32 18% Loan and lease portfolio $64 9% Mortgage Banking Total mortgage originations $106 36% Third-party mortgage loans serviced $715 (9%) Loans $204 11% Mortgage Banking net charge-offs3 $0.3 (41%) Business Banking Deposits $101 11% Loans $20 6% Loan originations $7 3% Consumer Banking Deposits $414 9% Client investment assets (end of period) $219 2% 1 Excludes Commercial Card 2 Excludes held-for-sale loans 3 Excludes write-offs of purchased credit-impaired (PCI) loans Key business drivers Payments CCB Mortgage Banking Consumer Banking Credit Card 4

C O N S U M E R & C O M M U N I T Y B A N K I N G We continue to improve our customer experience J.D. Power U.S. retail banking satisfaction1,2 680 700 720 740 760 780 800 820 2010 2011 2012 2013 2014 2015 J.D. Power overall satisfaction index Chase Midsize Banks Industry Average Regional Banks Big Banks 0 1 Source: J.D. Power U.S. Retail Banking Satisfaction Study 2 Big Banks defined as top six U.S. banks 3 Note: Net promoter score = % promoters minus % detractors 4 Source: J.D. Power U.S. Credit Card Satisfaction Study 8/20/2015 and 8/19/2010 J.D. Power U.S. credit card satisfaction4 Mortgage originations net promoter score3 2010 2015 2010 2015 +81 Payments CCB Mortgage Banking Consumer Banking Credit Card 5 Rank 5 3 +38

C O N S U M E R & C O M M U N I T Y B A N K I N G Consumer & Community Banking average loans1 ($B) We see strong growth in deposits and core loans Consumer & Community Banking average deposits ($B) $414 $453 $487 $531 2012 2013 2014 2015 Note: Numbers may not sum due to rounding 1 Includes held-for-sale loans 2 Non-core loans include runoff portfolios, discontinued product/products no longer originated, and/or business simplification efforts 3 Other includes securities-based lending of $0.2B in 2013, $0.8B in 2014 and $1.4B in 2015 $109 $110 $114 $118 $53 $57 $69 $108 $48 $51 $53 $56 $15 $16 $18 $20 $184 $159 $137 $115 2012 2013 2014 2015 Card Mortgage Banking Auto Business Banking/Other Non-core loans (all LOBs) $409 $393 $391 2012 – 2015 CAGR Non-core loans: (15%) Core loans: +10% Total: +1% 2 Total: +7% Core: +19% 3 $417 CAGR +9% Payments CCB Mortgage Banking Consumer Banking Credit Card 6

C O N S U M E R & C O M M U N I T Y B A N K I N G We have built high-quality lending portfolios that will be resilient through-the- cycle 1 Balance transfers include cash advances. Average bank card debt / self-reported income is for new accounts booked in 2008 and 2015 2 Excludes operating leases. Industry LTV data per J.D. Power PIN. Industry FICO data per Experian AutoCount 3 Reflects first-lien originations retained on balance sheet. Excludes Home Equity and Private Bank loans 11% 13% 18% 2008 2015 2015 Industry Auto Finance2 % of originations with LTV >120% 30% 20% 48% 2008 2015 2015 Industry % of originations with FICO <680 20% 1% 2008 2015 Mortgage Banking3 24% 2008 2015 <1% % of originations retained with LTV >80% % of originations retained with FICO <680 2008 2015 Balance transfers ($B) (72%) 2008 2015 Average bank card debt / income (12ppt) Credit Card1 Payments CCB Mortgage Banking Consumer Banking Credit Card 7

C O N S U M E R & C O M M U N I T Y B A N K I N G Credit losses are at low levels, but we rigorously monitor for signs of stress Credit Card net charge-offs Auto Finance net charge-offs 0.0% 2.0% 4.0% 6.0% $0 $500 $1,000 $1,500 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Net charge-offs ($mm) Net charge-off rate (%)1 0.0% 0.2% 0.4% 0.6% $0 $20 $40 $60 $80 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Net charge-offs ($mm) Net charge-off rate (%) 2 3 4 Mortgage Banking non-credit impaired net charge-offs 0.0% 1.0% 2.0% 3.0% $0 $500 $1,000 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Net charge-offs ($mm) Net charge-off rate (%) 5 6 Payments CCB Mortgage Banking Consumer Banking Credit Card 8 Note: For footnoted information, refer to appendix

C O N S U M E R & C O M M U N I T Y B A N K I N G We have reduced expense by ~$4B and headcount by ~43K since 2012 $28.8 $27.8 $25.6 $24.9 2012 2013 2014 2015 CCB expense ($B) CCB headcount (K)1 178.7 160.3 148.2 136.0 2012 2013 2014 2015 ($3.9) (42.7) 1 Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014. The prior period headcount figures have been revised to conform with the current presentation Payments CCB Mortgage Banking Consumer Banking Credit Card 9

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

Our expense reduction initiatives are on track and we are making additional investments in opportunities that will generate strong returns

CCB expense ($B)


$25.6
($2.7)
Mortgage Banking transformation
Branch transaction migration
Digital adoption
$1.0
$0.7
Marketing
Innovation in payments and digital
$24.6
2014
Structural expenses
Auto lease growth
Incremental investments
Exit 2016 / 2017[1]

- On track to reduce structural expenses by $2.7B
- Strong auto lease growth driving $1B of incremental lease depreciation
- Incremental investment of $0.7B in marketing and innovation in payments and digital
- As a result, CCB expense will be down $1B from 2014 to exit 2016 / 2017

[1] Excludes one-time FDIC charge of ~$200mm

CONSUMER & COMMUNITY BANKING

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JPMORGAN CHASE & CO.

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

Mortgage Banking transformation

Mortgage Banking headcount (K)[1]


(25)
51
38
29
26
2012
2013
2014
2015

Mortgage Banking transformation progress

- Continue to right-size the business
- Improve quality of servicing portfolio by actively managing down default inventory
- Continued investment in technology to enhance the customer experience and strengthen controls
- Continued simplification of the business

[1] Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014. The prior period headcount figures have been revised to conform with the current presentation

CONSUMER & COMMUNITY BANKING
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JPMorgan Chase & Co.

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

Branch transaction migration

We are making it easier for customers to self-serve

- Enabling more ATM and mobile transactions
  - New mobile and online functionality launched in 2015
  - ~90% of all teller transactions will be ATM-enabled (up from ~50% historically)
  - Higher funds availability and withdrawal limits at the ATM, higher Chase QuickDeposit[SM] limits
- Driving digital adoption at account opening
  - Digital account set up now part of account opening process
  - 65% of new Consumer Banking customers are mobile active after 6 months, up from 53% in 2014[1]

Annual teller transactions (mm)[2]


~(100)
2012
2015

Transactional staff (K)[3]


(12)
2012
2015

[1] 90-day mobile active activity based on 6 months after account opening in respective vintage
[2] Teller transactions include all open households that transact in the branch for that respective year
[3] Transactional staff includes Tellers, Sales and Service Associates and Assistant Branch Managers

CONSUMER & COMMUNITY BANKING
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JPMORGAN CHASE & CO.

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

Customer preference for our digital assets enables us to lower cost to serve


Consumer Bank primary bank customers – impact of digitally-centric behavior[1]
Digitally-centric is growing
% of primary bank customers who are digitally-centric
+11ppt
4Q2012
4Q2015
Retention rates are higher
Attrition[2]
(8ppt)
All other primary relationships
Digitally-centric
Cost to serve is lower
Average annual service cost[3]
~(50%)
All other primary relationships
Digitally-centric

Note: For footnoted information, refer to appendix

CONSUMER & COMMUNITY BANKING
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JPMORGAN CHASE & CO.

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

Paperless adoption

Driving paperless adoption

- Paper statement delivery costs ~$0.50, while electronic statement delivery costs ~$0.01[1]
- To drive paperless adoption, we are focused on:
  - Simplifying the paperless enrollment process for customers
  - Increasing types of documents eligible for paperless delivery
- Over 60% of new checking accounts are paperless within 30 days, up from ~25% two years ago

Paper statements (mm)



(136)
2012
2015

Paperless account enrollments (mm)



+28
2012
2015

[1] Cost represents average delivery costs across CCB

CONSUMER & COMMUNITY BANKING
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JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G 2013 2015 Travel & Entertainment, vendor rationalization and real estate strategy Jan '13 Dec '15 Non-branch buildings Number of vendors 2013 2015 ~200 at YE2015; target achieved 1 year early Travel & Entertainment spend (33%) (20%) (127) Payments CCB Mortgage Banking Consumer Banking Credit Card 15

C O N S U M E R & C O M M U N I T Y B A N K I N G Servicing unit costs 2012 2015 1 Represents Consumer & Business Banking 2 Excludes Commercial Card, Canada and certain terminated partners/products 3 Excludes network licensing fees for ChaseNet Merchant processing cost per transaction3 (13%) 2012 2015 Call center cost per checking account1 (20%) 2012 2015 (18%) Operating cost per active credit card2 2012 2015 (12%) Collections cost per average delinquent credit card account2 Payments CCB Mortgage Banking Consumer Banking Credit Card 16

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

We are accelerating our investment in marketing to take advantage of attractive market opportunities

	ROE > 20%	$100mm investment generates on average…
Credit Card marketing	✓	~400K new accounts ~$3B annual spend ~$600mm outstandings
Consumer Banking marketing	✓	~300K new households $2.6B deposits

CONSUMER & COMMUNITY BANKING
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JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G  Significant simplification including single dashboard, consolidated profile and simpler navigation  Consistent experience across digital interfaces (website, tablet, smartphone)  More personalized experience for customers Chase.com enhancements Centralized account view Menu and alerts Personalized images The new Chase.com delivers a simplified and personalized experience for our customers Payments CCB Mortgage Banking Consumer Banking Credit Card 18

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

CONSUMER & COMMUNITY BANKING

We continue to enhance our industry-leading mobile app[1]

Chase Mobile® app


ATT
9:25 PM
100%
CHASE
Touch ID for Chase
Place your finger on the home button or enter your device passcode to log in.
Enter passcode
Cancel


ATT
9:25 AM
100%
February 3, 2016
As of 9:25 AM PT, your balances are:
CHASE TOTAL CHECKING (...1573)
$1,721.56
CHASE SAVINGS (...6870)
$4,527.31
CHASE FREEDOM (...3195)
$1,289.31
Min payment due on 03/18
$160.87
Available credit
$7,410.69
Turn off preview

Mobile banking preferences and enhancements

- Mobile users have ~80% more logins per week on average than online users
- ~60% of consumers rate mobile banking as an important or extremely important factor when switching banks[2]
- Mobile app enhancements
  - Touch ID login for iPhone® mobile device[3]
  - Account preview
  - View checks
  - Paperless enrollment

[1] Rated #1 mobile banking app among large banks; Javelin Research, January 2015
[2] Alix Partners, July 2015. Data represents 4Q15 results of AlixPartners' Mobile Financial Services Tracking Study. Participants were asked "How would you describe the role mobile banking services played in your decision to change primary banks?" Results include any respondents who are tablet/smartphone users and switched primary banks within the last 12 months
[3] iPhone is a registered trademark of Apple Inc.

19

JPMORGAN CHASE & CO.

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 20 Payments 20 Consumer & Community Banking 1 Credit Card 29 Mortgage Banking 36 Consumer Banking 43 Appendix 51

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

We have made strategic decisions and investments over the past 8 years that have led to the creation of a world-class payments franchise

Merchants

2008: Chase dissolves JV with First Data

2013: Chase announces 10 year Visa deal and launches ChaseNet

2014: First merchants go live on ChaseNet

2016: Launch of Chase Pay[SM] with key merchant partnerships

2008 — 2012 — 2016

2016: Launch of "Next-gen" QuickPay[SM] with real-time funds availability

Consumers

2009: Chase launches Ultimate Rewards[SM]

2009: Chase launches key products for critical customer segments


CHASE

2010: Launch of Chase QuickPay[SM]

2010: Re-launch of Chase Freedom® with 5% cash back value proposition freedom

2015/1Q2016: Chase renews critical co-brand relationships

Examples:

UNITED

SOUTHWEST

BRITISH AIRWAYS

amazon

PAYMENTS

21

JPMORGAN CHASE & CO.

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

Our payments strategy is designed to address consumer and merchant pain points and needs

Payments strategy

Integrated Merchant Experience

- ChaseNet closed loop system
- Integrated merchant loyalty

Digital Payments – Consumer to Business

- Ensure Chase cards can be used everywhere our customers shop

Digital Payments – Person to Person

- Build simplified, real-time person-to-person (P2P) payment solution

PAYMENTS

22

JPMORGAN CHASE & CO.

P A Y M E N T S Chase American Express Bank of America Wells Fargo We bring scale to each component of the payments ecosystem Note: For footnoted information, refer to appendix  Over 90mm credit, debit and pre-paid card accounts3  16mm digital and mobile logins each day Consumer reach  $754B in total Chase credit and debit sales in 20153  36mm credit and debit card payments each day3 Payments scale  $949B processed in 2015  Over 525K active global merchant outlets Merchant reach Chase leads the industry in combined debit and credit volume Chase’s scale across merchants and consumers is unmatched 1 Source: Company filings for credit purchase volume. Chase excludes Commercial Card. American Express includes U.S. card only. Nilson data for full year 2014 for debit purchase volume. Debit purchase volume includes Signature, PIN and prepaid 2 Source: Nilson, based on volume data for U.S. consumer electronic and card-based methods of payment for the full year 2014. Debit includes prepaid 3 Excludes Commercial Card 2014 debit and credit purchase volume1  Debit and credit make up ~80% of consumer electronic and card-based payment volume2 Payments CCB Mortgage Banking Consumer Banking Credit Card 23

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

ChaseNet, our proprietary network, continues to expand

Commerce Solutions total processing volume


+32%
$949B
2007 (First Data + Chase JV)
2012
2015

ChaseNet volumes


+$26B
~$50B
2015
2015 Dec. run-rate
2016 outlook

ChaseNet's unique value proposition

- **Streamlined rules** (e.g., removed signature requirement for transactions less than $1K)
- **Simplified pricing structure** delivering improved economics
- **Enhance** data sharing to improve authorization rates and reduce fraud

Sample ChaseNet merchants

Marriott

UNITED

RITE AID

Chevron

PAYMENTS
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JPMorgan Chase & Co.

P A Y M E N T S Chase Pay, our proprietary digital payment solution, connects merchants and consumers and drives value for both  Simple checkout  Loyalty rewards  Protects my information Consumers  Lower cost of payment  Enable loyalty programs  Fraud liability protection Merchants Payments CCB Mortgage Banking Consumer Banking Credit Card 25

P A Y M E N T S MCX’s digital wallet pilot in Columbus, Ohio is providing customer learnings related to digital wallet usage across merchant verticals MCX merchants in CurrentC pilot Payments CCB Mortgage Banking Consumer Banking Credit Card 26

P A Y M E N T S We have signed a payments agreement with Starbucks which will drive Chase Pay adoption  Chase Pay mobile app can be used at more than 7,500 company operated Starbucks locations in the U.S.  Chase Pay can also be used to reload a Starbucks Card within the Starbucks mobile app and on Starbucks.com Starbucks has high frequency, habitual customer spend to help drive Chase Pay adoption Payments CCB Mortgage Banking Consumer Banking Credit Card 27

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

In conjunction with six partner banks, we are launching a P2P solution with real-time funds availability

Banks have majority share of the ~$200B online and mobile P2P market[1]

U.S. online and mobile P2P market[1]


Online and mobile transfers - non-banks 38%
Online and mobile transfers - banks 62%

Market size: ~$200B

New bank P2P solution

- ✓ Secure
- ✓ Real-time funds availability
- ✓ Single consumer-facing brand

- Partner banks represent **60% of all U.S. consumers with mobile banking apps[2]**

[1] Source: Javelin Strategy & Research, *P2P Payments in 2015: Market Sizing and Evaluation of P2P, 2015.* Excludes wire transfers via banks and money transfer services
[2] Source: Nilson, December 2015. Represents U.S. consumers with mobile banking apps

PAYMENTS
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JPMORGAN CHASE & CO.

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 29 Credit Card 29 Consumer & Community Banking 1 Payments 20 Mortgage Banking 36 Consumer Banking 43 Appendix 51

C R E D I T C A R D At the foundation of our payments platform is a strong credit card issuing business Products  Broad range of offerings relevant to multiple customer segments Distribution  Wide branch network and strong partnerships Scale  21% of credit card sales market share1 Engaged consumers  Investments in customer experience and digital Efficiency  Competitive overhead ratio (39%) to enable investment Our unique assets 1 Represents share of General Purpose Credit Card (GPCC) spend which excludes private label and commercial card; based on earnings releases and Chase internal estimates Payments CCB Mortgage Banking Consumer Banking Credit Card 30

C R E D I T C A R D Our industry-leading card issuing business continues to experience robust growth 2012 2015 Chase credit card sales volume ($B)4 $496 $247 $221 $118 American Express Chase Citi Capital One Bank of America Discover 2 2015 credit card sales volume ($B) $572 $263 Estimated impact of Costco moving from Amex to Citi in 2016 3 1 CAGR +9% Payments CCB Mortgage Banking Consumer Banking Credit Card 31 Source: Earnings releases and Chase internal estimates 1 American Express U.S. Card 2 Excludes Commercial Card 3 Includes both branded and retail partner cards 4 Represents General Purpose Credit Card (GPCC) which excludes private label and commercial card

C R E D I T C A R D 2012 2015 Successful renewal of key co-brand partnerships will reduce revenue margin to 11.25%+/- in the medium term Recent renewal examples 1 Excludes certain runoff and terminated partner portfolios Co-brand acquisitions continue to grow1 Co-brand new accounts Renewed Mid- contract 2015 co-brand sales volume  Incremental year over year revenue impact in 2016 of ($0.9B) from co-brand renewals +39% Payments CCB Mortgage Banking Consumer Banking Credit Card 32 We renewed much of our co-brand business1

C R E D I T C A R D We have a strong branded card business and are continuing to enhance our value propositions to remain competitive Chase-branded in-year sales by vintage Our branded products fill key positions in our overall portfolio 2012 2015  Product recently refreshed; strong engagement and growth  Leading cash back portfolio  Award-winning travel card  Benefits and capabilities designed for small businesses Consumer branded products Business branded products +45% Our Ultimate Rewards loyalty program provides value for our branded, rewards products Payments CCB Mortgage Banking Consumer Banking Credit Card 33

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

We are leveraging diverse acquisition channels and driving digital engagement with our customers

Acquisitions are moving to lower cost channels

Distribution of 2015 new credit card accounts by channel[1]


Other
2%
Direct
mail
11%
Branch
15%
Digital
72%

33% of 2015 acquisitions had an existing Consumer Banking relationship at booking

Increased digital acquisitions across devices

New credit card applications sourced through digital channels[2]


+75%
CAGR %
Desktop
+9%
Mobile phone
/ tablet
+75%
2012
2015

Digital engagement

Rewards redemption (Ultimate Rewards) by channel


12%
Mobile phone
/ tablet
76%
75%
Desktop
24%
13%
Call center
2012
2015

[1] Excludes Canada
[2] Represents applications from Chase hosted digital channels, excludes applications hosted on partner sites

CREDIT CARD
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JPMORGAN CHASE & CO.

C R E D I T C A R D We have grown core outstandings by 11% since 2012 1 Non-core loans include runoff portfolios, discontinued product(s) no longer originated, and/or business simplification efforts 2 Excludes Commercial Card and certain terminated partner portfolios Credit card EOP outstandings ($B) $113 $125 $15 $6 2012 2015 $128 $131 Core Non-core1 2012 2015 In-year outstandings by vintage2 +61% Payments CCB Mortgage Banking Consumer Banking Credit Card 35

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 36 Mortgage Banking 36 Consumer & Community Banking 1 Payments 20 Credit Card 29 Consumer Banking 43 Appendix 51

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

We continue to build a higher quality and less volatile mortgage business

	2014 / 2015 Investor Day plans	Progress
Deliver a great customer experience	▪ Simplify our product set and invest in new technology	✓ Reduced our product set from 37 to 15 ✓ New originations platform launched in 2015
Maximize our share of high-quality originations	▪ Leverage our balance sheet ▪ Price to reflect higher servicing risks and expense	✓ Increased loans originated and retained on balance sheet (~65% in 2015, up from ~10% in 2013) ✓ Increased our share of jumbo originations from ~6% in 3Q13 to 12% in 3Q15 ✓ Further differentiated pricing based on risk
Improve quality of servicing portfolio	▪ Actively manage down our default inventory ▪ Maintain higher quality servicing book	✓ Foreclosure inventory down from ~170K in 2013 to ~75K in 2015 ✓ Improvement in delinquency rates: from 7.6% in 4Q13 to 5.4%[1] in 4Q15
Drive efficiencies	▪ Continue to invest in technology to improve operations	✓ Investments to improve efficiency in production and servicing ✓ Reduced headcount by ~25K since 2012[2]

[1] Based on total mortgage and home equity loans serviced, as reported to Inside Mortgage Finance as of December 2015
[2] Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014. The prior period headcount figures have been revised to conform with the current presentation

MORTGAGE BANKING
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JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G (40%) (30%) (20%) (10%) 0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 0 1 2 3 4 Housing market fundamentals continue to improve Source: National Association of Realtors (NAR) as of 4Q15 Months of inventory 0 4 8 12 Q 4 2 0 1 0 Q 4 2 0 1 1 Q 4 2 0 1 2 Q 4 2 0 1 3 Q 4 2 0 1 4 Q 1 2 0 1 5 Q 2 2 0 1 5 Q 3 2 0 1 5 Q 4 2 0 1 5 Number of underwater homes in the U.S. (mm) 12.0 12.1 10.5 6.6 5.3 4.1 2010 2011 2012 2013 2014 2015 Source: CoreLogic as of 3Q15 (66%) 90+ day delinquent units (mm) ~1.3mm Source: CoreLogic as of October 2015 ~3.7mm 4.6 Source: CoreLogic as of November 2015 Home price index (HPI) – peak to November 2015 Peak to trough: (32%) Trough to current: 36% Chase's decrease in underwater homes over the same period is (88%) (65%) Payments CCB Mortgage Banking Consumer Banking Credit Card 38

M O R T G A G E B A N K I N G 61% 84% 9% 5% 30% 11% 2013 2015 We have repositioned our Mortgage business to focus on high-quality new originations 1 Based on dollars; Excludes Correspondent Negotiated Transactions (CNTs), Private Bank and Home Equity Chase LTV distribution of originations1 <80% 80% - 90% 90%+ Total mortgage originations $166B $106B Payments CCB Mortgage Banking Consumer Banking Credit Card 39

M O R T G A G E B A N K I N G $50 $51 $53 $57 $69 $108 $202 $174 $152 $132 $114 $96 2010 2011 2012 2013 2014 2015 $252 2010 – 2015 CAGR Non-core: (14%) Core: +17% Total: (4%) $225 $205 $189 $204 $183 We are seeing strong core loan growth Mortgage Banking average loan balances ($B) 1 Non-core loans include runoff portfolios, which are predominantly discontinued products no longer originated and purchase credit-impaired loans 2 Core loans primarily include loans held in Real Estate Portfolios, as well as loans residing in Production and Servicing, which are predominantly prime mortgage loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies 3 Excludes Home Equity and Private Bank loans Non-core1 Core2 % of originations retained3 3% 3% 4% 11% 33% 66% Payments CCB Mortgage Banking Consumer Banking Credit Card 40

M O R T G A G E B A N K I N G We are actively repositioning the servicing book via high-quality new originations, acquired servicing and sales of low-quality units 2015 Chase servicing book activity Units 30+ delinquency rate New originations ~385K 0.01% Acquired servicing ~235K 0.27% Total “inflows” ~620K 0.11% Units 30+ delinquency rate Run-off ~860K 8.66% Sales ~240K 18.10% Total “outflows” ~1,100K 10.71% “Coming In” in 2015 “Going Out” in 2015 30+ delinquency rate1 for Chase servicing book 6.23% 5.39% December 2014 December 2015 Units in servicing book 6.5mm 6.0mm 1 Based on number of loans serviced; includes foreclosures and 2nd Liens and excludes REO inventory Payments CCB Mortgage Banking Consumer Banking Credit Card 41

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

We continue to reduce servicing expense

Servicing expense has been declining…

Quarterly trend in servicing expense[1] ($mm)


($331)
$871
$662
$559
$540
4Q12[2]
4Q13
4Q14
4Q15

…and will continue to trend downward

- Quality of servicing book continues to improve
- Servicing cost per loan is decreasing
- Continuing to invest in technology to improve operating efficiency

[1] Credit costs excluded from all time periods
[2] Excludes ~$700mm of expense related to Independent Foreclosure Review settlement

MORTGAGE BANKING

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Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 43 Consumer Banking 43 Consumer & Community Banking 1 Payments 20 Credit Card 29 Mortgage Banking 36 Appendix 51

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

Consumer Banking strategic priorities

	Strategic priorities	Progress
Acquire and deepen relationships	▪ Acquire high-quality relationships and become our customers' primary bank ▪ Improve the customer experience and deepen relationships	✓ Grew deposits & investments at 9% CAGR since 2010 ✓ Acquired 3.7mm new checking accounts in 2015 ✓ Primary bank for 70%+ of our deposit customers
Enable digital engagement	▪ Develop new innovative capabilities to enhance our leading digital platform ▪ Leverage frequent touch points with customers to drive deeper engagement	✓ Began rolling out next generation of ATMs and new software to further enhance ATM functionality ✓ Increased ATM withdrawal and Chase QuickDeposit limits ✓ Nearly doubled mobile users since 2012[1]
Drive down expenses	▪ Capture efficiencies as transactions migrate to digital ▪ Optimize our branch footprint to support evolving customer needs	✓ Reduced teller transactions by ~100mm since 2012 ✓ Decreased transactional staff by ~12K since 2012

[1] Users defined as those that had at least one mobile log in in a given year

CONSUMER BANKING
44
JPMORGAN CHASE & CO.

C O N S U M E R B A N K I N G  Chase deposits grew 8.2% vs. 2.5% industry growth We lead the industry in balance growth while Chase Private ClientSM continues to deepen relationships with affluent clients Chase Private Client net new money ($B)3 $2 $13 $27 $44 $62 2011 2012 2013 2014 2015 0% 1 Average deposits and end-of-period investments balances 2 Data represents average checking balance per new checking account on the last day of the month the account was opened 3 Represents cumulative new deposits and investments. New money prior to Chase Private Client launch included in cumulative calculation Consumer Banking deposits and investments ($B)1 2010 2015 $413 $633 CAGR Deposits: +8% Investments: +10% Total: +9% 2012 2015 Checking balances per new checking account2 +42% Payments CCB Mortgage Banking Consumer Banking Credit Card 45

C O N S U M E R B A N K I N G We are also deepening relationships with Millennials, who make up the majority of our new customers 1 Includes new to bank and existing customer checking account openings in 2015; excludes accounts of customers under 18 years of age 2 Primary relationship based on internal Chase definition 3 Based on Consumer Banking customers that use the channel in 4Q15 2012 2015 Checking account acquisitions by age1 1 8 -2 4 2 5 -3 0 3 1 -3 5 3 6 -4 0 4 1 -4 5 4 6 -5 0 5 1 -5 5 5 6 -6 0 6 1 -6 5 6 6 -7 0 7 1 + % of total acquired accounts 57% Deposits & Investments per Millennial household Payments CCB Mortgage Banking Consumer Banking Credit Card 46 72% 76% % primary bank for Millennials2 % of Consumer Banking customers using each channel 4Q153 79% 53% 80% 56% 38% 47% 63% 68% Mobile Online ATM Branch Millennials (18-35) Non-Millennials (36+) Quarterly visits/logons per customer using the channel ~57.5 +32% ~46.0 ~20.5 ~9.5 ~10.0 ~3.0 ~4.5 ~27.0

C O N S U M E R B A N K I N G 16 (28) (189) ~(150) 2013 2014 2015 2016F Net change in branches 2013 2014 2015 Beginning branch count 5,614 5,630 5,602 New builds1 132 71 20 Consolidations1 (116) (99) (209) Net change in branches 16 (28) (189) Ending branch count 5,630 5,602 5,413 Network activity 1 Excludes relocations We will continue to optimize the size of our branch network to meet the needs of our customers Payments CCB Mortgage Banking Consumer Banking Credit Card 47

C O N S U M E R B A N K I N G 9% 11% 18% 16% 25% 11% 12% 20% 19% 26% Miami San Francisco Houston Chicago Phoenix 2012 deposit share 2015 deposit share We are optimizing our branch network to support evolving customer needs while growing market share faster than the industry 1 Source: FDIC 2015 Summary of Deposit survey per SNL Financial; excludes all branches with $500mm+ in deposits in the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC Net branch change 26 15 1 (49) (31) Net change in deposits ($B) $4.9 $4.0 $5.5 $7.9 $2.8 Chase % change in deposits 48% 35% 31% 27% 24% Industry % change in deposits 14% 18% 18% 6% 20% Chase deposit share1 Increasing branch count Reducing branch count Maintaining branch count Payments CCB Mortgage Banking Consumer Banking Credit Card 48

C O N S U M E R B A N K I N G We have an attractive footprint with strong positioning across the U.S. 1 Source: FDIC 2015 Summary of Deposit survey per SNL Financial; excludes all branches with $500mm+ in deposits in the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC Chase footprint advantages Branches serve all JPMC lines of business Top 10 Chase deposit markets Chase deposit rank1 Chase branch rank1 1 New York, NY 1 1 2 Los Angeles, CA 2 1 3 Chicago, IL 1 1 4 Houston, TX 1 1 5 Dallas-Fort Worth, TX 1 1 6 Miami, FL 3 3 7 San Francisco, CA 3 2 8 Phoenix, AZ 1 1 9 Detroit, MI 2 2 10 San Diego, CA 2 2 Between 5% and 10% (CO, CT, FL, KY, NJ, NV, OH, OR, WI, WV) Greater than 10% (AZ, CA, IL, IN, LA, MI, NY, TX, UT, WA) All others (GA, ID, OK) Deposit Market Share Payments CCB Mortgage Banking Consumer Banking Credit Card 49

CCB
Payments
Credit Card
Mortgage Banking
Consumer Banking

Chase Consumer & Community Banking is a strong franchise with leadership positions across its businesses

Powerful customer franchise	▪ Consumer relationships with almost half of U.S. households ▪ #1 in primary bank relationships within Chase footprint[1]
Firmwide capabilities to meet customer needs	▪ Access to J.P. Morgan investment expertise, advice, and market perspectives ▪ Business Banking access to Treasury Services cash management solutions
Attractive footprint	▪ Branch network concentrated in the highest growth U.S. markets[2] ▪ Over 50% of affluent U.S. households live within 2 miles of a Chase branch or ATM
Leading position in digital banking	▪ #1 most visited banking portal in the U.S.[3] ▪ #1 rated mobile banking app[4]
World-class payments franchise	▪ #1 in total U.S. credit and debit payments volume[5] ▪ #1 wholly-owned merchant acquirer[5]
National, scale lending businesses	▪ #1 credit card issuer in the U.S. based on loans outstanding[6] and #1 U.S. co-brand credit card issuer[7] ▪ #2 mortgage originator and servicer[8] ▪ #3 bank auto lender[9]

Note: For footnoted information, refer to appendix

CONSUMER & COMMUNITY BANKING

50

JPMORGAN CHASE & CO.

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 51 Appendix 51 Consumer & Community Banking 1 Payments 20 Credit Card 29 Mortgage Banking 36 Consumer Banking 43

A P P E N D I X Notes on slide 8 – Credit losses are at low levels, but we rigorously monitor for signs of stress 1. Credit card net charge-off rate excludes held-for-sale loans 2. 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.05%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.35% 3. 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69% 4. 3Q12 adjusted net charge-offs for Auto Finance exclude the effect of an incremental $55mm of net charge-offs based on regulatory guidance 5. 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 6. 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 52

Notes on slide 13 – Customer preference for our digital assets enables us to lower cost to serve

1. Primary bank digitally-centric is defined as primary bank households conducting at least three digital transactions (excluding logins, including Chase QuickDeposit, transfers, Bill Pays, wires, etc.) per quarter and visiting the branch or speaking to a live rep no more than once per quarter.
2. Attrition includes households that close all Chase accounts; average of annualized monthly attrition rates over 12 months for 2015
3. Average annual service cost includes transaction expense (e.g., teller visits, personal banker visits, ATM transactions, etc.), account expenses (e.g., check ordering, debit re-issue, etc.) and overdraft losses

APPENDIX

53

JPMORGAN CHASE & CO.

A P P E N D I X Notes on slide 50 – Chase Consumer & Community Banking is a strong franchise with leadership positions across all its businesses 1. TNS 3Q15 Retail Banking Monitor; based on total U.S. (~5K surveys per quarter) and Chase footprint (~2.8K surveys per quarter); TNS survey questions used to determine primary bank: “With which banks do you currently do business? Which do you consider to be your main or primary bank?” 2. Highest growth U.S. markets refers to top 30 core based statistical areas by deposit balance growth from 2011 to 2015, per SNL Financial 3. Per compete.com as of January 2016 4. Based on Javelin Research mobile banking app ratings as of January 2015; ranking is among large banks 5. Nilson data for full year 2014 6. Based on disclosures by peers (Citi, Bank of America, Capital One, American Express, Discover) 7. Based on Phoenix Credit Card Monitor for 12-month period ending September 2015; based on card accounts and revolving balance dollars 8. Based on Inside Mortgage Finance as of 4Q15 for Servicer and Originator rankings 9. Per Experian AutoCount data for December 2015 YTD; bank auto lenders are non-captive auto lenders 54

February 23, 2016 A S S E T M A N A G E M E N T Mary Erdoes, Chief Executive Officer Asset Management

AM
GIM
GWM

Consistent growth across a world-class franchise

Strong investment culture	■ Client-focused, fiduciary culture ■ 84% of 10-year long-term mutual fund AUM in top 2 quartiles[1] ■ Positive client asset flows every year since 2004
Growth engine within JPMC	■ Consistency – high margin, high ROE, predictable growth ■ Breadth – diversified earnings from multiple products, channels, and regions ■ Depth – strong global client-centric franchises, each with significant room to grow
World's best clients	■ Serving institutional and individual clients in over 130 countries ■ World's most sophisticated clients, including large pensions, sovereigns, central banks ■ J.P. Morgan Private Bank unmatched in serving the world's wealthiest
Difficult to replicate	■ Fiduciary mindset ingrained since mid-1800s ■ Countless learnings with client relationships spanning centuries ■ Invaluable benefit of being part of JPMC
Our strategic priorities	■ Continue to deliver top-tier, long-term investment performance ■ Continue to drive efficiencies while reinforcing infrastructure and control environment ■ Continue to innovate, and invest in people, products, and processes

ASSET MANAGEMENT

For important footnoted information, please refer to notes appendix

1

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Leads with investment performance ■ Mutual funds with a 4/5 star rating (#)1 157 231 +74 ■ Assets under management ($T) $1.3 $1.7 6% ■ Client assets ($T) $1.8 $2.4 5% Record growth and results ■ Revenue ($B) $9.0 $12.1 6% ■ Deposits ($B) $92 $147 10% ■ Loans (ex-mortgages) ($B) $44 $84 14% ■ Mortgages ($B) $11 $29 22% World-class salesforce ■ PB client advisors (#) 2,247 2,328 1% ■ PB revenue / client advisor ($mm) $1.7 $2.2 6% ■ Institutional salespeople 112 121 2% ■ Institutional revenue / salesperson ($mm) $9.7 $13.4 7% ■ Funds senior salespeople 218 283 5% ■ Funds revenue / senior salesperson ($mm) $7.3 $9.3 5% 2015 highlights – Continued growth of revenue, credit balances, and top-rated funds, and increasing productivity Record GWM 2010 2015 5-yr CAGR GIM Inst’l GIM Retail AM GIM GWM For important footnoted information, please refer to notes appendix 2

A S S E T M A N A G E M E N T $12.1 $12.0 $11.4 $10.0 $9.6 $9.0 Global Investment Management (GIM) Global Wealth Management (GWM) Diversified, predictable, capital-efficient business 21%23%23%24%25%26% ROE Revenue ($B) 2010 2011 2012 2013 2014 2015 Pretax income ($B) AM GIM GWM $3.2$3.5$3.3$2.8$2.5$2.8 Revenue Pretax income Client assets ROE Pretax margin Average equity ($B) 31% $6.5 26% $6.5 28% $7.0 29% $9.0 29% $9.0 27% $9.0 Annual LT AUM flows ($B) Client Assets ($T) $2.4 $1.3 $2.4 $1.3 $2.3 $1.1 $2.1 $1.0 $1.9 $0.8 $1.8 $0.8 LT AUM Other client assets $66 $51 $58 $90 $80 $16 3

A S S E T M A N A G E M E N T Source: Company filings, Strategic Insight Simfund 1 Industry represents open-end long-term registered products; excludes Fund of Funds 2 Revenue based on management fees only 2015 flows positive but below historical levels $22 $13 $36 $58 $44 $22 $80 2013 $90 2012 $58 2011 $51 2010 $66 2015 $16 2014 $11 $7 1Q15 $16 4Q15 $1 3Q15 -$9 $2 -$4 2Q15 $13 JPM LT AUM flows by quarter, 2015, $B 4% nm 7% 12% 10% 12% LT active MF flows #4 #5 #2 #1 #1 #2 LT MF flows Other LT AUM flows 3% 10% 4% 7% 5% 3% #5 #8 #5 #3 #3 #5 LT active + passive MF / ETF flows % of total: Rank: % of total: Rank: Cumulative 9% #1 5% #3 ~75% Revenue2 AUM ~90% Passive Active Global LT fund industry1 JPM LT AUM flows, $B AM GIM GWM 4

AM
GIM
GWM

Flows across diverse channels, regions, and products


< $(100mm)
Flat
> $100mm
LT flows by channel, region, and product ($B)
Channel
Region
LT AUM Flows
LT client asset flows
2013
GWM
GIM
U.S.
EMEA
Asia
LatAm
Fixed Income
Equity
Multi-Asset
Alternatives
Other
$90B
$84B
2014
$80B
$100B
2015
$16B
$28B

ASSET MANAGEMENT
5
JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T 2011 2012 2013 2014 2015 JPM Peer 3 Peer 5 Peer 5 Peer 5 Peer 5 Peer 1 JPM Peer 1 JPM Peer 11 JPM Peer 2 Peer 1 JPM Peer 11 Peer 6 Peer 1 Peer 3 Peer 4 Peer 4 Peer 4 Peer 12 Peer 4 Peer 4 Peer 7 Peer 2 Peer 2 Peer 4 Peer 2 Peer 5 Peer 2 Peer 7 Peer 12 Peer 7 Peer 11 Peer 6 Peer 11 Peer 11 Peer 7 Peer 2 Peer 7 Peer 7 Peer 10 Peer 6 Peer 1 JPM Peer 6 Peer 8 Peer 9 Peer 9 Peer 6 Peer 8 Peer 8 Peer 9 Peer 8 Peer 8 Peer 8 Peer 10 Peer 10 Peer 10 Peer 6 Peer 10 Peer 10 Peer 1 Peer 12 Peer 11 Peer 5 Peer 12 Peer 9 Peer 9 Peer 9 Peer 12 Peer 12 Peer 3 Peer 3 Peer 3 Peer 3 $541 $464 $316,7 $503 $151 $371 $36 $58 $(4)1 $832 $385 $103 $101 $84 $100 Overall LT client asset flows of publicly traded companies AM GIM GWM Source: Company filings, J.P. Morgan estimates Note: Includes competitors in peer group with publicly reported financials and 2015 client assets of at least $500B: Allianz, BAC, BEN, BK, BLK, CS, DB, GS, IVZ, MS, TROW, UBS For important footnoted information, please refer to notes appendix $971 $(55)9 2011-2015 avg. flows ($B) Ranking of LT client asset flows ($B) for key peers 2011-2015 avg. flows ($B) $28 6

AM
GIM
GWM

Continuing to invest in people and technology through temporary headwinds

Pretax margin


Temporary headwinds
Controls uplift
Account remediation
Low rates
31%
27%
30%+
2010
2015
2018

Expenses leveling off

Controls	+ ~130%	Flat
Operations	+ ~30%	Flat
Tech production	+ ~10%	Down

Continued investment in growth

Tech initiatives	+ ~30%	+ ~70%
Front office headcount	+ ~500 people	+ ~250 people

ASSET MANAGEMENT
7
JPMORGAN CHASE & CO.

AM
GIM
GWM

Invaluable benefit from being part of JPMorgan Chase

	JPMC	Asset Management
Brand / Marketing	▪ #20 *Fortune* most admired company ▪ ~$3B marketing spend	▪ ~$100mm marketing spend
Talent	▪ 250,000 employees[1] ▪ Recruited 2% of applicants for 31K jobs	▪ 1,400 employees to/from AM/Firm
Products / Distribution	▪ 5K+ branches ▪ ~18K ATMs	▪ ~40% GWM clients use branch
Real Estate	▪ 75mm square feet of property ▪ ~6,000 locations globally	▪ Shared client centers around world ▪ Landmark locations
Technology	▪ $9B+ tech spend ▪ $600mm+ cybersecurity	▪ ~$700mm+ tech spend ▪ ~$50mm+ cybersecurity
Community Engagement	▪ $200mm+ of giving per year	▪ Serves ~4,000 endowments and foundations

[1] Includes employees and contractors

ASSET MANAGEMENT
8
JPMorgan Chase & Co.

AM
GIM
GWM

GIM: Built on a foundation of exceptional investment capabilities

Superior client outcomes

- Strong investment performance: 84% of 10-year LT mutual fund AUM in top 2 quartiles[1]
- Serve 60% of world's largest pension funds, sovereign wealth funds, and central banks

Global talent

- Local presence in over 20 countries and 70 cities, with 600+ portfolio managers
- Retention rate of >95% for top senior portfolio management talent

Long-term focus

- Continued product innovation: 40 fund launches in 2015
- ETFs: strategic beta focus, constant evaluation of passive solutions

Insights driven

- 250+ research analysts, 30+ market strategists, 5,000+ company visits
- "Guide to the Markets" thought leadership published in 12 languages and 25 countries

ASSET MANAGEMENT

For important footnoted information, please refer to notes appendix

9

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Total8 % of 2015 MF AUM over peer median1 (net of fees) 3-year 5-year Equity Fixed Income Leading mutual fund performance across asset classes globally 10-year Multi-Asset Solutions 78% 68% 77% 78% 80% 84% For important footnoted information, please refer to notes appendix 1 Represents the proportion of retail open-ended mutual fund assets that are ranked above peer category median. See notes appendix for additional details 82% 81% 87% 72% 94% 84% Example funds (3-yr performance percentile)2 Global active LT MF AUM rank3  Growth Advantage (3%)4  Europe Equity Plus (3%)5 2010  Core Plus Bond (9%)6  Global Bond Opps (8%)4  SmartRetirement 2030 (13%)7  Global Allocation (7%)4 2015 #7 #5 #6 #5 #17 (US) #6 (US) #8 #6 AM GIM GWM #9 #7 LT active MFs LT active + passive MFs / ETFs 10

A S S E T M A N A G E M E N T Systematic Valuation Information Advantage Portfolio Construction 30-year proven process in US Core equities  Starts with analyst DDR rankings  9 portfolio managers, 11 traders  Shorting stocks since early 90’s  27 U.S. career analysts  17 years average experience  Leverage team of 225 int’l analysts AM GIM GWM US Large Cap Core Plus Fund US Equity Fund Disciplined Equity Fund Investment process has led to strong results vs. benchmark and peers -4% -2% 0% 2% 4% Quintile 1 Quintile 2 Quintile 3 Quintile 4 Quintile 5 P e rc e n t Initial opportunity set Extended opportunity set + DDR* quintile performance (vs. S&P 500) since 1986 inception Source: J.P. Morgan Asset Management, Morningstar. Data are as of 12/31/15. For important footnoted information, please refer to notes appendix 2010-2015 rolling 5Y periods 10Y avg. alpha 40bps (11th %ile) 10Y avg. alpha 153bps (4th %ile) 10Y avg. alpha 231bps (2nd %ile) Outperformed benchmark 72% of time1 Outperformed benchmark 93% of time1 Outperformed benchmark 97% of time1 2010-2015 rolling 5Y periods 2010-2015 rolling 5Y periods 11

A S S E T M A N A G E M E N T Over three decades of alternative investment innovation Alternative Beta (LIBOR 1 Month EUR) U.S. Value-Add Real Estate (NFI-ODCE) Private Equity (Cambridge Global PE & VC) AM GIM GWM 2015 JPM Alternatives client assets ($B) $221 Liquid Alts Other GWM Alts (incl. 3rd-party) Real Assets Private Equity Hedge Funds Strong performance across our Alternative strategies1 Strengthening and evolving alternatives platform +3.9% +4.1% 5-year 16.5% 12.6% 3-year 16.9% 12.8% +5.3% +7.4% 5-year 18.9% 13.6% 3-year 21.2% 13.8% +3.1% +3.5% 5-year 3.4% 0.3% 3-year 3.6% 0.1% 4.2% +1.9% +1.0% 5-year 2.3% 3-year 5.1% 4.1% Diversified Hedge Fund (HFRI FoF Diversified) For important footnoted information, please refer to notes appendix JPM JPM JPM JPM 1984 Chemical Venture Prtnrs. launch 1997 Private Equity Group (PEG) launch 2007 Highbridge Principal Strats launch 2010 Gávea acquisition 2011 PEG Digital Growth Fund launch 2014 Aviva Asia-Pac Real Estate acquisition 2015 Gávea HF/PE sale agreement 1997 Private Bank Alts launch 2004 Highbridge Capital Mgmt. acquisition 2008 Strategic Income Opps. Fund launch 2011 JPS Credit Opps. transfer from CIB 2011 Junius Real Estate Partners launch 2015 Legacy Bear Stearns PE group sale PE HPS PEG 12

A S S E T M A N A G E M E N T Strong Solutions business leveraging underlying product platforms GIM GWM 2014 2015 2010 AM Industry: 13% CAGR2 JPM: 27% CAGR GIM Global Solutions AUM1 Source: Morningstar, Strategic Insight Simfund, eVestment For important footnoted information, please refer to notes appendix World Allocation3 Target Date Fund5 5% 14% Flows AUM Performance 13th percentile in category (5-yr)7 19% 32% AUM 2015 Flows Performance 22nd percentile in category (5-yr) 0% 11% Flows AUM Performance 7th percentile in category (3-yr)6 #3 #4 #16 #3 JPM Target Date suite X JPM Global Allocation EUR Moderate Allocation – Global4 19% 32% AUM Flows tile t ( - r) JPM Global Income #1 #2 2015 share % 2015 share % 2015 share % 13

A S S E T M A N A G E M E N T GIM’s success is driven by the breadth, depth, and quality of our product offering GIM GWM AM J.P. Morgan Peer 1 Peer 2 Peer 3 Peer 4 4 0 -A ct ( U S -d o m ici le d )2 Equity Fixed Income Solutions3 4/5-star mutual funds in largest LT active categories by AUM (top 5 managers by 4/5-star fund count in these categories)1 No 4/5 star funds in category 1-2 4/5 funds in category 3+ 4/5 funds in category No rated funds in category Source: Strategic Insight Simfund, Morningstar – as of December 31, 2015 Note: Peer group includes BLK, Fidelity, GS, TROW For important footnoted information, please refer to notes appendix S IC A V ( L u x/Du b li n -d o micil e d )4 Equity Fixed Income Solutions 78 72 46 38 38 Total 4/5-star funds in Largest categories (above): All categories5: 231 412 106 183 100 14

A S S E T M A N A G E M E N T Market leading Liquidity platform Global Money Market asset growth (USD and EUR) Consistent global MMF rankings Growing revenue and PTI Source: iMoneyNet Impact of rate environment 2006 Firm AUM ($B) 2015 Firm AUM ($B) 1 Fidelity $271 1 Fidelity $458 2 J.P. Morgan 246 2 J.P. Morgan 384 3 BlackRock 183 3 BlackRock 328 4 Federated 155 4 Goldman Sachs 262 5 Vanguard 147 5 Federated 221 6 BofA Global Capital 138 6 Dreyfus/BK 189 7 Schwab 136 7 Vanguard 180 8 Goldman Sachs 120 8 Schwab 166 9 Legg Mason 108 9 State Street 154 10 Dreyfus/BK 106 10 Morgan Stanley 153 -20 0 20 40 60 80 100 120 140 160 12/10 12/11 12/12 12/13 12/14 12/15 12/08 12/09 12/06 12/07 JPM Industry ex. JPM A s s e t G ro w th 0 25 50 75 Additional 25 bps rate increase will eliminate most MMF fee waivers % o f 2 0 1 5 f e e w a iv e rs Increase in interest rates (bps) +16% 2015 2014 AM GIM GWM +25% +66% +27% Exp: PTI: 15

AM
GIM
GWM

GWM: Superior global franchise across wealth segments

Leading with advice	▪ Advice-driven wealth management based on unique integrated team model ▪ Experienced talent across functions and regions: average MD tenure of 15+ years
Innovation	▪ Expanding product breadth & depth: >20 new alts offerings, 6 thematic strategies in 2015 ▪ Enhancing digital client experience, including delivery of intellectual capital
Client reach	▪ Trusted advisor to clients across the wealth spectrum, including integration with CWM ▪ Continued investment in global footprint, serving clients in ~100 countries, even as competitors retrench
Holistic balance sheet approach	▪ Global, multi-currency deposit institution: ~$150B balances ▪ Leading lender to world's major families: ~$110B balances

ASSET MANAGEMENT
16
JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T N. America LatAm EMEA Asia Market share gains and productivity increases in changing industry landscape Source: Capgemini World Wealth Report 2015 Note: Includes competitors in peer group: BAC, CS, MS, UBS, WFC Continued global growth as competitors retrench JPM PB 10% Industry 5% JPM PB 13% Industry 5% JPM PB 6% Industry 4% 12% Industry JPM PB 8% 4% JPM PB market share 1% <1% <1% JPM PB market share JPM PB market share JPM PB market share AM GIM GWM Industry-leading productivity 2015 revenue / client advisor ($mm) Peer 2 $0.95 JPM PB Peer 1 $2.18 $1.05 $2.25 Peer 5 $0.87 Peer 3 $1.46 Peer 4 2006-14 client asset CAGR 17

AM
GIM
GWM

Uniquely positioned with UHNW clients and continuing to innovate

UHNW segments growing fastest

Projected 2014-2019 CAGR of industry private wealth


12%
10%
7%
4%
$100mm+
$20-$100mm
$1-$20mm
<$1mm

JPM PB uniquely positioned among UHNW clients

% client assets from clients with $10mm+


~90%
>50% of JPM PB client assets from clients with $100mm+
~50%
~40%
~30%
JPM PB
Peer 1
Peer 2
Peer 3

Delivering continuous innovation to the world's most sophisticated clients

Client Needs	JPM capabilities	JPM AM	Other LOBs
Customized investments and trading	Institutional discretionary coverage	✓	
	Institutional markets access and execution	✓	✓
Access to direct investments and M&A opportunities	Direct investments	✓	✓
	Investment banking services	✓	✓
Advice on family governance, wealth planning, and philanthropy	Family and capital advisory services	✓	✓
	Philanthropic advisory	✓	✓

Source: BCG Global Wealth Report 2015, company filings
Note: Includes competitors in peer group who publicly report statistic: BAC, MS, UBS

18

JPMORGAN CHASE & CO.

ASSET MANAGEMENT

AM
GIM
GWM

Innovative managed solutions extend our thematic conversations with clients

= >$500mm raised

Thematic managed investment solutions


Equity income
Focused Dividend Growth
Focused Equity Income
International High Dividend
Select Equity Opps.
US SMID Cap Dividend Growth
Preferred Securities
Emerging Market Growth & Income
MLPs
Focused Global Dividends
Dividend Leaders Strategy
Small Cap Dividend Growth
MLP & Energy
Index Oriented Equity
Cyclical sectors
US Tech Leaders
Focused Tactical Equity
Global Opportunistic Equity
Global Healthcare
Consumer Recovery
Housing Recovery
US Energy & Industrial
Global Bank Opportunity
Digital Evolution
Other themes
Changing interest rate environment
Dynamic Yield
Multi Asset Real Return
Absolute Return Fixed Income
European recovery
Focused Euro Multinational
European Opps.
Alternatives
Managed Alternatives
Asia growth
Emerging Asia
Japan Active Growth
2010
2011
2012
2013
2014
2015

Thematic managed solutions AUM ($B)


$2
$6
$13
$28
$34
$37
2010
2011
2012
2013
2014
2015

ASSET MANAGEMENT
19
JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Strong growth in credit book… …with consistently low charge-off rates 2014 29 84 2015 107 +16% CAGR 82 113 25 2013 99 11 44 69 87 15 23 2011 70 55 2010 56 2012 77 18 Year-end spot balance ($B) CAGR 22% 14% Continuing to advise clients on both sides of their balance sheet Optimizing deposits business… 29 49 146145 127 92 118 107 2011 2012 2013 2010 2014 155 +10% CAGR 2015 147 …and benefiting from expanding spreads as rates rise Year-end spot balance ($B) Net charge offs (%) 2009 2010 2011 2012 2013 2014 20150.01 0.05 0.00 0.18 0.14 0.00 0.03 0.06 0.08 0.10 0.17 0.33 0.20 0.07 Mortgages Loans (ex-mortgages) ~95% with secured collateral Loans (ex-mortgages) Mortgages1 AM GIM GWM 1 Includes $2.1B of CIO portfolio prime mortgage loans 14-15 growth Operating deposits +10% Non-op deposits (40)% Impact on deposit spread compression as interest rates increase Increase in interest rates (bps) Reduced non-op deposits by $20B as part of firmwide effort 0 50 100 50 0 250 80% 100% 20% 40% 60% 0% % o f s p re a d c o m p re s s io n Expect spread compression to decrease by >50% after one more rate rise of 25bps 20

A S S E T M A N A G E M E N T 2015 Revenue ($B) 2015 Pretax income ($B) Combined Asset Management and Chase Wealth Management produce strong results Pretax margin 27% 40% 23% 23% 24% 22% 38% 28% 48% 21% 37% 23% 27% 2015 Client assets ($T) AM GIM GWM 23% Source: Company filings, J.P. Morgan estimates For important footnoted information, please refer to notes appendix $4.6 $2.9 $2.4 $2.4 $2.3 $2.1 $1.6 $1.4 $1.3 $1.2 $1.2 $0.8 $0.8 BK1 WFC5 BAC2 JPM3,4 $2.6 UBS2 MS2 BLK1 GS5 Allianz1 DB5 CS2,6 NTRS7 $0.5 TROW1 BEN1 $18.3 $18.0 $11.4 $9.6 $9.1 $7.6 $6.2 $6.0 $4.2 $3.9 $12.1 $15.8 $17.4 $3.0 $15.1 NTRS8 $2.0 BK TROW BLK JPM3 WFC MS BAC UBS DB GS BEN Allianz8 CS6 $3.2 JPM3 $4.5 $1.3 UBS MS $3.8 BAC $4.1 $4.2 $4.6 BLK BK NTRS8 $0.7 DB $1.4 GS8 $1.4 CS6 $2.0 TROW $2.0 Allianz8 $2.6 BEN $2.9 WFC $3.7 $1.1 AM CWM AM CWM AM CWM 21

AM
GIM
GWM

We are uniquely positioned in the industry and poised for continued growth

Top investment performance

- **Unmatched** number of 4/5-star funds in largest US and international categories
- **>95% retention** rate for senior PM talent

Breadth and depth of offering

- **Uniquely diverse** presence across asset classes and client channels around the world
- **Continually evolving** offering, including 40 new MF products and >20 new GWM alts offerings

J.P.Morgan Asset Management

Diverse global client base

- 60% of **world's largest** pension funds, sovereign wealth funds, and central banks
- Serve **entire wealth spectrum**, from retail investors to multi-billionaires

JPMC franchise

- **Premier brand** and deep talent bench
- Revenue and expense **synergies** with Corporate and other LOBs

Growth targets	Revenue +5-10% p.a	Pretax income +10-15% p.a.	Pretax margin 30%+	ROE 25%+	LT AUM flows +4-6%

Medium-term guidance

- Revenue $12B → $15B
- Pretax income $3B → $5B
- Client assets $2T → $3T

ASSET MANAGEMENT

22

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Notes appendix Page 1 1. The “% of 10-year LT mutual fund AUM in top 2 quartiles” analysis represents the proportion of assets in mutual funds that are ranked in the top 2 quartiles of their respective peer category on a 10-year basis as of December 31, 2015. The sources of these percentile rankings, peer category definitions for each fund and the asset values used in the calculations are: Lipper (U.S. and Taiwan-domiciled funds), Morningstar (UK, Luxembourg and Hong Kong-domiciled funds), Nomura (Japan-domiciled funds), and FundDoctor (South Korea-domiciled funds). The analysis includes only Global Investment Management retail open-ended mutual funds that are ranked by the aforementioned sources. The analysis is based on percentile rankings at the share class level for U.S. domiciled funds, at the ‘primary share class’ level for Luxembourg, UK, and Hong Kong-domiciled funds and at the aggregate fund level for all other funds. The ‘primary share class’ is defined by Morningstar and denotes the share class considered the best proxy for the fund. Where peer group rankings given for a fund are in more than one 'primary share class' territory both rankings are included to reflect local market competitiveness (applies to ‘Offshore Territories’ and ‘HK SFC Authorized’ funds only). The analysis excludes money market funds, Undiscovered Managers Fund, and Brazil and India-domiciled funds. The asset values were redenominated into U.S. dollars using exchange rates from the aforementioned sources. The analysis pertains to percentage of assets under management, not percentage of funds. The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future performance, which may vary Page 2 1. The “mutual funds with a 4/5 star rating” analysis is sourced from Morningstar for all funds with the exception of Japan-domiciled funds; Nomura was used for Japan-domiciled funds. The analysis includes both Global Investment Management and Global Wealth Management open-ended funds that are rated by the aforementioned sources. The share class with the highest Morningstar star rating represents its respective fund. The Nomura star rating represents the aggregate fund. Other share classes may have different performance characteristics and may have different ratings; the highest rated share class may not be available to all investors. All star ratings sourced from Morningstar reflect the Morningstar Overall RatingTM. For Japan-domiciled funds, the star rating is based on the Nomura 3-year star rating. Funds with fewer than three years of history are not rated by Morningstar nor Nomura and hence excluded from this analysis. Other funds which do not have a rating are also excluded from this analysis. Ratings are based on past performance and are not indicative of future results 23

A S S E T M A N A G E M E N T Notes appendix Page 6 Source: Company filings, J.P. Morgan estimates Note: Allianz, CS, DB, and UBS figures converted at average exchange rate. 1. Long-term AUM 2. Long-term AUM, administration, brokerage, custody, and deposit 3. Long-term AUM, brokerage, and deposit 4. Long-term AUM, fee-generating brokerage, and deposits in fee-generating brokerage accounts 5. Long-term AUM and brokerage 6. Total AUM, Brokerage, and Deposit 7. Includes client asset flows attributable to wealth and asset management units 8. Total AUM 9. Includes 3rd party AUM flows only. 2015 figures exclude re-invested dividends (including capital gains) from existing clients Page 9 1. The “% of 10-year LT mutual fund AUM in top 2 quartiles” analysis represents the proportion of assets in mutual funds that are ranked in the top 2 quartiles of their respective peer category on a 10-year basis as of December 31, 2015. The sources of these percentile rankings, peer category definitions for each fund and the asset values used in the calculations are: Lipper (U.S. and Taiwan-domiciled funds), Morningstar (UK, Luxembourg and Hong Kong-domiciled funds), Nomura (Japan-domiciled funds), and FundDoctor (South Korea-domiciled funds). The analysis includes only Global Investment Management retail open-ended mutual funds that are ranked by the aforementioned sources. The analysis is based on percentile rankings at the share class level for U.S. domiciled funds, at the ‘primary share class’ level for Luxembourg, UK, and Hong Kong-domiciled funds and at the aggregate fund level for all other funds. The ‘primary share class’ is defined by Morningstar and denotes the share class considered the best proxy for the fund. Where peer group rankings given for a fund are in more than one 'primary share class' territory both rankings are included to reflect local market competitiveness (applies to ‘Offshore Territories’ and ‘HK SFC Authorized’ funds only). The analysis excludes money market funds, Undiscovered Managers Fund, and Brazil and India-domiciled funds. The asset values were redenominated into U.S. dollars using exchange rates from the aforementioned sources. The analysis pertains to percentage of assets under management, not percentage of funds. The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future performance, which may vary 24

A S S E T M A N A G E M E N T Notes appendix Page 10 1. The “% of AUM over peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on 3, 5, and 10 year basis as of December 31, 2015. The sources of these percentile rankings, peer category definitions for each fund and the asset values used in the calculations are: Lipper (U.S. and Taiwan-domiciled funds), Morningstar (UK, Luxembourg and Hong Kong-domiciled funds), Nomura (Japan-domiciled funds), and FundDoctor (South Korea-domiciled funds). The analysis includes only Global Investment Management retail open-ended mutual funds that are ranked by the aforementioned sources. The analysis is based on percentile rankings at the share class level for U.S. domiciled funds, at the ‘primary share class’ level for Luxembourg, UK, and Hong Kong- domiciled funds and at the aggregate fund level for all other funds. The ‘primary share class’ is defined by Morningstar and denotes the share class considered the best proxy for the fund. Where peer group rankings given for a fund are in more than one 'primary share class' territory both rankings are included to reflect local market competitiveness (applies to ‘Offshore Territories’ and ‘HK SFC Authorized’ funds only). The equity, fixed income and multi-asset solutions and all other classifications used in the illustration are based on J.P. Morgan’s own categorization. The analysis excludes money market funds, Undiscovered Managers Fund, and Brazil and India-domiciled funds. The asset values were redenominated into U.S. dollars using exchange rates from the aforementioned sources. The analysis pertains to percentage of assets under management, not percentage of funds. The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future performance, which may vary 2. Fund performance vs each fund’s respective Morningstar Category as of 12/31/15. Fund performance is net of fees. Past performance is not indicative of future performance, which may vary 3. Source: Strategic Insight Simfund 4. Select share class (40-Act fund) 5. A share class (SICAV) 6. Institutional share class (40-Act fund) 7. SmartRetirement 2030 Institutional class (40-Act fund) 8. Includes the 3 ranked Alternatives retail open-ended mutual fund assets not included in above asset class split (Highbridge US STEEP, Highbridge Europe STEEP, and Security Capital US Real Estate Securities) 25

A S S E T M A N A G E M E N T Notes appendix Page 11 (Top Middle) Chart shows performance of quintiles (as determined by J.P. Morgan Investment Management U.S. Equity research universe) versus the S&P 500 Index, with quintiles rebalanced monthly. Quintile performance represents the annualized returns of quintiles vs. the annualized return of the S&P 500 over the full time period. Quintile performance results have certain inherent limitations. Unlike an actual performance record, quintile results do not represent actual trading, liquidity constraints, fee schedules and transaction costs. No representation is being made that any portfolio will or is likely to achieve profits or losses similar to those shown. Past performance is not indicative of future results. (Bottom) * As of December 31, 2015, the Large Cap Core Plus Fund (S-share) was ranked in the Morningstar Large Blend category for the following time periods: 761 out of 1,644 funds for the trailing one year period, 102 out of 1,521 funds for the three year period, 331 out of 1,414 funds for the five year period and 20 out of 1,233 funds for the ten year period for returns. As of December 31, 2015, the US Equity Fund (I Shares) was ranked 509 out of 1,644 funds for the trailing one-year period, 118 out of 1,521 funds for the trailing three-year period, 184 out of 1,414 funds for the trailing five-year period, and 50 out of 1,223 funds for the trailing ten-year period for fund returns in the Morningstar Large Cap Blend category. As of December 31, 2015, the Disciplined Equity (I Shares) was ranked 1,104 out of 1,644 funds for the trailing one-year period, 324 out of 1,521 funds for the trailing three-year period, 196 out of 1,414 funds for the trailing five-year period, and 137 out of 1,223 funds for the trailing ten-year period for fund returns in the Morningstar Large Cap Blend category. Different share classes will have different rankings. Past performance is not indicative of future returns. 1. Based on five-year rolling excess performance (one month shifts) versus the S&P 500 TR USD over the trailing ten year period.. Fund and index performance as of 12/31/15. Fund performance is net of fees. Past performance is not indicative of future performance, which may vary Page 12 1. US Value-add Real Estate and benchmark returns are net, as of December 31, 2015; Private Equity performance represents IRR (Internal Rate of Return) over the time periods shown and includes all investments for all funds, separate accounts and employee account, as of September 30, 2015, net of underlying investment fees and expenses, gross of advisor fees. Diversified Hedge Fund and benchmark returns are net, as of December 31, 2015. Alternative Beta and benchmark returns are net (in EUR), as of December 31, 2015; fund run in seed starting July 2009 and opened for investment in 2011 26

A S S E T M A N A G E M E N T Notes appendix Page 13 1. Excludes Advisory 2. Data for industry CAGR available for 2010-2014 only 3. Active only; excludes Fund of Funds; AUM / flows grouped at Portfolio Level (inclusive of all share classes); excludes Global Macro Opps fund, as it is considered internally as Liquid Alternative and not applicable in broader category 4. International / Offshore only; UCITS only; active only; excludes Fund of Funds; AUM / flows group at Portfolio Level (inclusive of all share classes) 5. US only; target date asset allocation active only; underlying holdings can be passive; AUM / flows group at Manager Level (inclusive of all funds and share classes) 6. JPM Global Allocation Fund does not have a 5-year track record, so 3-year performance percentile rank shown 7. Percentile reflects performance of SmartRetirement 2030 Institutional class fund Page 14 1. Only includes categories that have Morningstar star ratings 2. Represents United States-domiciled long-term open-end mutual funds. Excludes index mutual funds, exchange traded funds, closed-end funds and money market funds. Funds without tickers are not included. 3. Top US Solutions category (Target Date) is amalgamation of all Target Date year categories 4. Represents funds long-term open-end funds domiciled in Luxembourg or Ireland, which comprise approximately 96 percent of total fund assets in international/offshore domiciles (per Strategic Insight as of 12/31/15) and generally can be cross-border marketed in the EU under the UCITS directive. Excludes index mutual funds, exchange traded funds, closed-end funds and money markets funds. 5. Fund count includes non-40-Act/SICAV vehicles. This analysis is sourced from Morningstar for all funds with the exception of Japan-domiciled funds; Nomura was used for Japan-domiciled funds. For JPM, the analysis includes both Global Investment Management and Global Wealth Management open-ended funds that are rated by the aforementioned sources. The share class with the highest Morningstar star rating represents its respective fund. The Nomura star rating represents the aggregate fund. Other share classes may have different performance characteristics and may have different ratings; the highest rated share class may not be available to all investors. All star ratings sourced from Morningstar reflect the Morningstar Overall RatingTM. For Japan-domiciled funds, the star rating is based on the Nomura 3-year star rating. Funds with fewer than three years of history are not rated by Morningstar nor Nomura and hence excluded from this analysis. Other funds which do not have a rating are also excluded from this analysis. Ratings are based on past performance and are not indicative of future results 27

Notes appendix

Page 21

Note: Allianz, CS, DB, and UBS figures converted at average exchange rate. Balances presented at end of period exchange rate.

1. Total AUM; for Allianz reflects total AUM from third-parties
2. Total AUM, brokerage, custody, and deposit; for CS as of 09/30/15 as FY2015 disclosure not yet available
3. Includes GIM and GWM with CWM reflecting extended segment (includes CPC and CIS clients)
4. Total AUM, administration, brokerage, custody, and deposit
5. Total AUM, brokerage, and deposit
6. Excludes revenue, pretax income, and client assets attributable to Corporate and Institutional Banking
7. Wealth Management Assets under Custody
8. Reflects LTM through 3Q15 as 2015 full disclosure not yet available; Allianz (includes PIMCO) revenue is presented gross of fee and commission expenses to ensure comparability with peers

ASSET MANAGEMENT

28

JPMorgan Chase & Co.

February 23, 2016 C O M M E R C I A L B A N K I N G Doug Petno, Chief Executive Officer of Commercial Banking

C O M M E R C I A L B A N K I N G Commercial Banking – a proven business model  Coverage segmented and focused to best serve client needs  Local delivery and decision making  Deep industry expertise  Seasoned team with 20+ years average experience Client and community focus  Rigorous client selection with a long-term, through-the-cycle orientation  Strong credit and control culture  Expense and capital discipline Fortress principles  Adding bankers and investing in key capabilities  Expanding our relationships in targeted industries and new geographies  Enhancing client experience through technology and product innovation Investing for growth  High quality and diversified revenue  Resilient earnings  Strong returns while investing for long-term growth Strong financial performance  Industry-leading, broad-based capabilities  Unique value proposition for clients  Operating efficiencies and scale advantage as part of JPMorgan Chase Competitive advantages 1

Agenda Page C O M M E R C I A L B A N K I N G Franchise strength 2 2015 performance 8 Opportunities 16 2

Commercial & Industrial overview

Client focus through dedicated segment and industry coverage

CHASE | J.P.Morgan

Commercial Banking

Business Banking	**Middle Market Banking & Specialized Industries**	**Corporate Client Banking & Specialized Industries**	Corporate & Investment Banking
<$20mm revenue	**$20mm-$500mm revenue**	**$500mm-$2B revenue**	>$2B revenue

Middle Market Banking & Specialized Industries (MM)		Corporate Client Banking & Specialized Industries (CCB)
~16,000	Clients	~3,000
~42,000	Prospects	~1,200
~670	Bankers[1]	~140
~9	Products per client[2]	~10
14	Specialized industry teams	5

Note: Data in presentation is as of YE2015, except for income statement data which is for FY2015, or as otherwise noted. CB's Commercial & Industrial (C&I) grouping used herein is internally defined to include certain client segments (MM, which includes non-profit clients, and CCB) and will not align with regulatory definitions

1 Based on total count of revenue-producing employees

2 Average products per client and revenue per relationship herein based on actively targeted client relationships

FRANCHISE STRENGTH

3

JPMORGAN CHASE & CO.

Industry-focused to better serve our clients and manage risks

Commercial Banking - Specialized Industries


Agribusiness and Food


Apparel and Footwear


Beverage


Financial Institutions


Healthcare


Heavy Equipment


Higher Education


Life Sciences


Media and Entertainment


Multinational Corporations


Non-profit


Oil & Gas


Power and Utility


State and Local Government


Technology

Specialized capabilities to serve clients

- Focusing resources to grow market share in these industries
- Industry-tailored products and custom client solutions
- Specialized credit expertise
- Alignment with CIB
- Clients value industry content and thought leadership
- Bankers in regions

Highlights

- ~9,000 clients
- ~12,000 prospects
- ~260 bankers
- 8 new specialized industries over the last 5 years

FRANCHISE STRENGTH

4

JPMorgan Chase & Co.

Commercial Real Estate overview

	Commercial Term Lending (CTL)	**Real Estate Banking** (REB)	**Community Development Banking** (CDB)
			
Clients	~35,000 owners and investors	~1,300 clients	~900 clients
Loans	$63B *(+16% YoY)*	$16B *(+22% YoY)*	$2B[1] *(+7% YoY)*
Average loan	~$2mm	~$15mm	~$2mm
% Construction[2]	0%	14%	46%
Portfolio attributes	Multifamily and commercial stabilized properties	Top-tier investors with institutional quality assets	Financing construction or rehabilitation of low income communities
Highlights	#1 multifamily lender in U.S.[3]	12 consecutive quarters of loan growth	Financed ~10,500 units of affordable housing in 2015

Note: CB's Commercial Real Estate (CRE) grouping used herein is internally defined to include certain client segments (REB, CTL, CDB) and will not align with regulatory definitions
1 Excludes loans related to new market tax credits
2 Construction used herein is internally defined and will not align with regulatory definition
3 SNL Financial based on FDIC data as of 3Q15

FRANCHISE STRENGTH

5

JPMorgan Chase & Co.

JPMorgan Chase platform drives real competitive advantage

Unmatched value proposition for our clients



Operational efficiency
Financial strength & stability
Thought leadership
Access to top talent
Community impact
Technology, security & infrastructure
Iconic brands
Global footprint
Corporate & Investment Bank
Consumer & Community Banking
Asset Management
Commercial Banking

Differentiated capabilities	▪ #1 rank in N.A. IB fees[1] ▪ Broad-based Treasury Services and payments solutions ▪ International footprint and product offering ▪ Extensive branch network ▪ Leading Asset Management business
Cross-LOB collaboration	▪ Common technology investments ▪ Talent development / mobility ▪ Content / data excellence ▪ Client referrals
Real benefits from scale	▪ Operational efficiencies through shared utilities ▪ Shared access to critical resources

[1] Dealogic based on total North American fees for FY2015

FRANCHISE STRENGTH

6

JPMORGAN CHASE & CO.

FRANCHISE STRENGTH

Business innovation is a key priority



Client experience

- Upgrading digital and online platforms
- Advancing mobile banking and transaction capabilities
- Improving client interface and onboarding process
- Enhancing transaction speed and security



Product R&D

- Investing in new B2C and B2B payments capabilities
- Streamlining cross-border payments
- Delivering innovative solutions for industries with specialized payments needs (e.g., healthcare and government)



Business processes

- Applying technology to streamline sales, credit underwriting and KYC processes
- Implementing new origination system in CTL to enhance controls, further improve efficiency and deliver industry-leading processing speed to clients



Big Data

- Transforming data into business intelligence and insights to better manage risk and shape product development
- Applying big data analytics to target prospects and staff markets more effectively

7

JPMORGAN CHASE & CO.

Agenda Page C O M M E R C I A L B A N K I N G 2015 performance 8 Franchise strength 2 Opportunities 16 8

2015 results – executing our proven strategy

Record (circled values = Record)

		2015	Highlights
Exceptional underlying performance	Total loan balance (EOP, $B)	168 (Record)	Stable and valuable deposit base; Loans up $19B, +13% YoY; 11th consecutive year of IB revenue growth[2]; 46% five-year CAGR in expansion market revenue
	Deposits[1] ($B)	179	
	Investment banking revenue[2] ($B)	2.2 (Record)	
	Middle Market expansion revenue ($mm)	351 (Record)	
	Revenue ($B)	6.9	
	Net income ($B)	2.2	
	Return on equity (%)	15%	
Continued investment	Bankers[3]	~1,470	Added offices in 26 new U.S. cities over last five years; Increased calling activity 13% YoY; 650+ new clients in 2015
	Offices opened in new cities	4	
	Increase in technology investment (YoY, %)	+10%	
Maintaining risk and expense discipline	Non-performing loans (%)	0.23%	4th straight year <10 bps NCO; OH ratio 6% below peer avg[4]
	Net charge-off rate (%)	0.01%	
	Overhead ratio (%)	42%	

[1] Deposits reflect 4Q15 average balance: includes client deposits and other third-party liabilities
[2] Investment Banking revenue represents total gross revenue related to investment banking products sold to CB clients
[3] Based on total count of revenue-producing employees
[4] Peer averages include CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC

9

2015 PERFORMANCE

JPMORGAN CHASE & CO.

2 0 1 5 P E R F O R M A N C E 71% 16% 8% 5% DDA Savings International Other Deep client relationships generate stable deposits 4Q15 average deposits by client tenure3 Optimizing deposit values  Reduction in non-operating deposits substantially complete  Current balances possess significant future value as rates rise  Moderate outflows anticipated in a rising rate environment 1 Deposit balance includes client deposits and other third-party liabilities 2 Majority of other is composed of sweeps 3 Commercial Banking internal deposit life study 4 Greenwich Associates Online Services Benchmarking Study, 2014 5 Ernst & Young Cash Management Survey, 2015  #1 Cash management portal in North America4  #1 in Same-Day Transfers5  CB clients executed more than 900 million ACH transactions representing $3T in value in 2015 Industry leading cash management capabilities 11% 10% 30% 49% 0-5 years 6-10 years 11-20 years 21+ years >75% $179B 4Q15 average deposits by type Stable and diversified deposit base1 10 2

2 0 1 5 P E R F O R M A N C E $62 $74 $74 $78 $85 2011 2012 2013 2014 2015 Commercial & Industrial loan portfolio 1 Industry data from FRB H.8 Assets and Liabilities of Commercial Banks in the United States – Commercial and Industrial loans; includes all commercial banks, not seasonally adjusted C&I loans outstanding ($B, EOP) Disciplined C&I growth Utilization (%) 31% 32% 30% 32% 32%  C&I environment continues to be highly competitive  Strong loan growth driven by  CCB up 26% YoY, primarily from large cap M&A activity  Increased activity in healthcare, technology and mortgage finance industries  MM expansion markets up 22% YoY  Asset-Based Lending up 32% YoY with record originations of $6B Increased activity across segments 11

Commercial Real Estate loan portfolio

Executing prudent growth strategy


CRE loans outstanding ($B, EOP)
Commercial Term Lending
Real Estate Banking
Community Development Banking
Industry[1] CAGR: 6%
CB CAGR: 14%
CB YoY: 18%
$50
$55
$63
$71
$83
2011
2012
2013
2014
2015

Originations ($B)[2]	$15	$22	$24	$25	$32

Market outlook

- Continue to see excellent opportunities to grow our CRE portfolio
- Market terms and conditions remain constructive
- Achieving strong growth while maintaining risk discipline and geographic focus
- Continued success increasing wallet share with existing customers
- Investments to improve our CTL origination process have driven customer acquisition

[1] Industry data from FRB H.8 Assets and Liabilities of Commercial Banks in the United States – Real estate loans: Commercial real estate loans; includes all commercial banks, not seasonally adjusted

[2] Prior years' originations have been revised to conform to current presentation

2015 PERFORMANCE

12

JPMorgan Chase & Co.

2 0 1 5 P E R F O R M A N C E 0.0% 4.5% 2008 2009 2010 2011 2012 2013 2014 2015 0.0% 3.0% 2008 2009 2010 2011 2012 2013 2014 2015 1 Peer averages include CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC 2 Through-the-cycle, 2008-2015 average 3 Exposures related to non-core CTL, homebuilders, non-core REB geographies, financial holding companies and certain parts of entertainment Commercial Banking Peer average1 Commercial Banking Peer average1 Strong credit performance through-the-cycle Non-performing loan ratio (EOP) Net charge-off rate TTC average2 CB: 32 bps CB Target: < 50 bps Average TTC2 CB outperformance: 74 bps Average TTC2 CB outperformance: 56 bps 13 ~50% of NCOs in 2009-2010 related to segments where we have significantly limited exposure3

Closely monitoring credit fundamentals across Oil & Gas[1]

O&G exposure (EOP)



$15.8B
48%
16%
13%
10%
5%
8%
E&P
OFS
Natural gas pipelines and distribution
Midstream/ pipeline
Refineries
Other (O&G)

Key portfolio statistics

Total O&G	YE2015
Outstandings	$5.5B
% Total CB loans	3%
Allowance for credit loss[2]	$376mm
Allowance for loan loss (% O&G loans)	6%
NPLs	$125mm
NCOs (FY2015)	$8mm

Strong underwriting standards and client selection

- 30+ years of dedicated industry coverage
  - Seasoned team with 24 years' average experience
  - 14 petroleum engineering staff embedded in underwriting process
- Long-standing, deep relationships
- Diversified clients with experienced management teams

Exploration & Production

- **$7.6B in commitments / $3.5B outstandings**
- Well-structured portfolio with 83% of exposure under Reserve Based Loan structure
  - Senior, secured borrowing-base transactions
  - Borrowing base determined by proven reserves and updated semi-annually to reflect current price outlook
- Over 99% of secured exposure is first lien – less than $40mm second lien exposure

Oilfield Services

- **$2.6B in commitments / $0.8B outstandings**
- 39% of exposure is investment grade
- 82% of non-investment grade exposure is secured

[1] Oil & Gas classification based on Oil & Gas NAICS code classification plus natural gas pipelines and related distribution businesses
[2] Includes allowance for lending-related commitments and allowance for loan loss

2015 PERFORMANCE
14
JPMORGAN CHASE & CO.

2 0 1 5 P E R F O R M A N C E Maintaining discipline across Commercial Real Estate franchise  Vast majority of multifamily portfolio consists of smaller loans secured by existing, stabilized properties  Diversified portfolio with average loan size ~$2mm  Concentrated in densely-populated, renter-by-necessity markets (e.g., New York, Los Angeles, Chicago)  CTL portfolio rents typically below market averages  Limited construction risk, less than 5% of outstanding CRE loans  Maintaining credit discipline – average annual CTL multifamily originations consistent over the last 5 years  Loan-to-value ratios of ~60%  Debt service coverage ratio of ~1.50x Strong fundamentals and credit quality CRE loans outstanding by asset class (EOP) 75% 9% 6% 3% 7% Multifamily Office Retail Industrial Other $83B Closely monitoring CRE market fundamentals CRE portfolio credit metrics 2013 2014 2015 Portfolio size ($B) $63 $71 $83 NPLs (EOP) 53bps 33bps 22bps NCOs 0bps (3bps) (1bps) Multifamily portfolio built to withstand CRE cycle CTL multifamily annual originations Weighted avg. LTV 61% 59% 57% Weighted avg. DSC 1.56x 1.51x 1.51x 15

Agenda Page C O M M E R C I A L B A N K I N G Opportunities 16 Franchise strength 2 2015 performance 8 16

O P P O R T U N I T I E S Executing our proven strategy in new markets Note: Top 20 ranked by total population as of 2014 1 Rank based on % of 2015 Greenwich Associates Middle Market Banking study respondents in each market who identified Chase as their most important/lead bank; ties not indicated in Rank Tremendous long-term growth potential City Years in market Top 10 1. New York 215 1 2. Los Angeles 6 3. Chicago 150 1 4. Dallas 100 1 5. Houston 150 1 6. Philadelphia 5  7. DC 4  8. Miami 6  9. Atlanta 6  10. Boston 5  City Years in market Top 10 11. San Francisco 6  12. Phoenix 115 2 13. Riverside/ San Bern. 6 14. Detroit 80 2 15. Seattle 6  16. Minneapolis 10  17. San Diego 4  18. Tampa 6  19. St. Louis 10  20. Baltimore 1 Top 20 MSA’s and Commercial Banking Middle Market share rank1 17

O P P O R T U N I T I E S Patient, disciplined Middle Market franchise expansion 2010 2011 2012 2013 2014 2015 Long-term target Total expansion market revenue ($mm) $1,000 $53 $232 $297 $327 # Clients Loans EOP ($B) Deposits1 ($B) 820 1,100 1,350 1,460 1,670 1,970 19% $1.6 $4.4 $6.8 $8.2 $8.8 $10.7 46% $1.3 $3.0 $4.7 $5.9 $7.8 $8.1 45% Record expansion market revenue and loan balances 1 Average deposits; includes client deposits and other third-party liabilities $351 $139 Long-term target 5-yr CAGR 18

Deepening client relationships through unique capabilities to drive revenue

CB C&I illustrative revenue per relationship[1] ($000)


~8x
$100
$160
$820
$420
Credit-only
Non-credit[2]
Full relationship[3]
Average 2015

	Credit-only	Non-credit[2]	Full relationship[3]	Average 2015
Avg. products per client	~2	~7	~13	~9
% of C&I clients	6%	54%	40%	100%

CB C&I client usage rates by product (%)


100%
0%
Liquidity
Core TS
Credit
Commercial card
Merchant services
FX/ markets[4]
International[5]
Corporate finance[6]
Investment management
Trade finance

Note: Data as of FY2015 unless otherwise noted

[1] Revenue numbers rounded to nearest $10K; revenue represents full JPMC relationship and does not incorporate any revenue sharing agreements

[2] No credit relationship; uses one or more non-credit products

[3] Uses credit and one or more non-credit products

[4] FX/markets represents number of clients with total FX/market related fees paid to JPMC exceeding $10,000 in 2015

[5] International represents total unique holding companies utilizing any international product or service, including liquidity, core TS, credit, FX/markets or trade finance

[6] Corporate finance represents number of clients paying investment banking related fees exceeding $100,000 in any one of the last three years as a ratio to 2015 clients

OPPORTUNITIES

19

JPMORGAN CHASE & CO.

O P P O R T U N I T I E S Continued success in delivering IB solutions to CB clients 1 Represents the total gross revenue related to investment banking products sold to CB clients CIB partnership has resulted in deeper client coverage Commercial Banking gross investment banking revenue1 ($B) 2008 2009 2010 2011 2012 2013 2014 2015 Long-term target $1.2 $1.3 $1.4 $1.6 $1.7 $3.0 $1.0 $2.0 $2.2 20

Opportunity to capture high-quality market share in commercial real estate

Prudently executing our Commercial Real Estate strategy

Over $1T in near-term maturities to drive future originations

U.S. commercial mortgage market maturities (EOP, $B)[1]


$358
$394
$316
$314
$1.4T
2016
2017
2018
2019
4 year cumulative

Significant opportunity to gain share in largest CTL markets

Estimated New York City multifamily market share[2]


+50bps
3.6%
4.1%
2012
2015

~4% market share

Average mature market[3]



~15% market share[2]

- Focus on high-quality clients in large, established markets while maintaining structure and pricing discipline
  - Add bankers in underpenetrated markets
  - Leverage full capabilities of JPMC platform to deepen relationships over time
- Differentiate from bank and non-bank competitors by concentrating on speed, simplicity and certainty of execution
  - Continue investing in automation and efficiency
  - Maintain cost advantage to peers

[1] Trepp LLC, Commercial Mortgage Maturities, data as of 3Q15
[2] Historical market share estimates based on units at year end; Market units per CoStar Group; CB CTL units per loan data
[3] Representative of CTL composite market share in mature markets

OPPORTUNITIES

21

JPMORGAN CHASE & CO.

We remain confident in our ability to produce superior returns through the cycle

Despite increased capital, CB business model allows us to continue to generate superior returns

▲ **Higher capital**	■ $16B in managed capital in 2016 (up $2B from 2015) ■ 10.5% Basel III advanced ratio – moving to 11% by 2017
▲ **Revenue**	**CB clients with full relationship[1] generate ~8x the revenue of the average credit-only client**
▲ **Deposits**	**Lower loan-to-deposit ratio vs. peer average (82% vs. 116%)**
▼ **Expenses**	**600bps lower overhead ratio vs. peer average for 2015 (42% vs. 48%)**
▼ **Credit costs**	**56bps lower through-the-cycle NCOs vs. peer average (32bps vs. 88bps)**
▲ **Superior returns**	Our **proven business model** allows us to **absorb incremental capital** and **continue to invest** while **producing superior results** through the cycle ■ <50% of C&I clients utilize credit

Note: Data as of YE2015, except where noted through-the-cycle (TTC), representing 2008-2015 average; peer averages include CB-equivalent segments at BAC, CMA, FITB, KEY, PNC, USB, WFC

[1] Clients who use credit and one or more non-credit products

OPPORTUNITIES

22

JPMORGAN CHASE & CO.

O P P O R T U N I T I E S Executing our proven strategy 1 Targets for overhead ratio, net charge-off rate and return on equity refer to through-the-cycle average 2 Investment banking revenue represents gross total investment banking revenue related to investment banking products sold to CB clients 3 Denotes non-U.S. revenue from U.S. multinational clients 4 CB ROE from 2010-2015 would have averaged the equivalent of ~17% if managed capital had been equivalent to 2016/2017 target levels (11% of B3 RWA) Financial targets Execute growth initiatives to add clients and deepen relationships (long-term revenue targets) Investment banking2 International3 MM expansion Optimize returns Return on equity Targets1 $351mm $2.2B $288mm 15% 2015 actual $1.0B $3.0B $500mm 16% 2010-2015 46% CAGR 10% CAGR 16% CAGR Maintain expense & credit discipline Overhead ratio Net charge-off rate 42% 0.01% 35% < 0.50% 37% avg. 0.20% avg. 23% avg.4 23

Our strategic priorities are focused on delivering for our clients  Execute disciplined growth strategy through geographic expansion, industry specialization, deeper client relationships and prudent Commercial Real Estate growth  Continue to invest in our team to have the best talent across our businesses  Maintain fortress controls to safeguard our clients and business while improving the client experience  Drive business innovation through investments in digital, payments and big data capabilities O P P O R T U N I T I E S 24

C O R P O R A T E & I N V E S T M E N T B A N K Daniel Pinto, Chief Executive Officer Corporate & Investment Bank February 23, 2016

Topics for discussion 2016 Business updates  Best-in-class returns in 2015 Strong revenue growth despite headwinds Market leading positions across most products Made progress in 2015 on expense reduction target  Update on 5 areas  Technology and innovation  Treasury Services  Custody and Fund Services Markets  Global Investment Banking  Delivered on GSIB targets  Identified additional opportunities to optimize capital usage  On track to achieve 13% ROE target 2015 Financial performance & benchmarking Financial targets C O R P O R A T E & I N V E S T M E N T B A N K 1

No significant change to overall CIB strategy  Leverage our scale, completeness, and global network to facilitate an integrated client coverage model, leading to best-in-class ROEs  Relentlessly optimize business mix while investing in core growth opportunities  Continue to adapt to evolving industry landscape and market structure changes by harnessing technology and innovation – embrace change  Maintain expense discipline and deliver efficiencies across all businesses while absorbing increased regulatory and control costs C O R P O R A T E & I N V E S T M E N T B A N K 2

Agenda Page Financial performance 3 2016 Business Updates 9 Financial Targets 26 C O R P O R A T E & I N V E S T M E N T B A N K

Our performance in 2015 was influenced by a challenging external environment and internal headwinds T A IL W IN D S  Slowing growth globally  Geopolitics  China and other EMs  Collapse in commodity prices  Worsening market liquidity  Low interest rates  Increased volatility  Strong M&A supported by availability in debt / equity financing  Business simplification  Regulatory and control environment  Multiple constraints on capital and liquidity  Consistent strategy and client engagement over time  Strong and stable management team  Talent hiring and retention External Internal H E A D W IN D S F I N A N C I A L P E R F O R M A N C E 3

Summary update from priorities set last year

What we said in 2015…	Progress so far…
Optimize business mix across multiple **capital** constraints	■ Reduced GSIB score to help bring overall Firm down to 3.5% bucket – without significant client or revenue impact ■ Continue to embed cost of multiple binding constraints in the way business is conducted and evaluated
Invest in industries / products and regions with gaps in **Global Investment Banking**	■ Maintained #1 position ■ Successfully executed against all aspects of our strategy, including talent, delivering the full Firm to our clients and optimizing cost and capital
Reposition our **Treasury Services** business towards global multinationals	■ Continued growth in cross-border business with corporates ■ Completed significant multi-year platform investments
Maintain **FICC** leadership and close the gap in **Cash Equities**	■ Maintained #1 position in FICC with 17.8%[1] share ■ Increased Cash Equities market share by 90bps[1] YoY and continued to improve position with key client segments
Ensure readiness for **new market structure** and maintain **optionality** for how clients want to transact	■ Leadership position in most multi-dealer platforms ■ Significant improvement in e-capabilities
Reduce expenses to achieve target 13% ROE	■ Overall CIB expenses ~$1.6B lower vs. 2014 and achieved 14% ROE (ex legal)

[1] Source: Coalition

FINANCIAL PERFORMANCE

4

JPMORGAN CHASE & CO.

FINANCIAL PERFORMANCE

In 2015, we delivered great results and continued to outperform the competition

Net revenues and O/H[1,2] ($B)


O/H ratio
66%
60%
57%
61%
59%
$30.4
$33.0
$34.2
$32.7
$33.2
2011
2012
2013
2014
2015

Net income[1,2] ($B)


$6.9
$8.8
$10.1
$8.6
$9.2
2011
2012
2013
2014
2015

ROE[1,2] (%) and capital ($B)


Capital
$47B
$47.5B
$56.5B
$61B
$62B
14%
18%
17%
13%
14%
2011
2012
2013
2014
2015

Revenue growth[1,2,3,4]


1.4%
0.4%
0.6%
(1.1)%
JPM
Market
JPM
Market
1 Year
3 Year

Net income growth[1,2,3,4]


7.0%
(5.9)%
4.2%
0.4%
JPM
Market
JPM
Market
1 Year
3 Year

Change in ROE[1,2,3,4]


1.1%
(1.8)%
(4.1)%
(3.8)%
JPM
Market
JPM
Market
1 Year
3 Year

[1] JPM CIB financials exclude FVA/DVA for 2013 and prior years; and revisions related to preferred dividends, revenue share, and the adoption of new accounting guidance for investments in affordable housing projects for all years

[2] JPM CIB financials exclude the impact of legal expense and business simplification for all years

[3] Per JPM internal analysis. Market includes financials for comparable segments of following peers: Citigroup, Bank of America, Morgan Stanley, Goldman Sachs, Deutsche Bank, Credit Suisse, Barclays and UBS; Market excludes disclosed FVA/DVA/CVA, legal expense and significant one time items. 3Q15 last twelve months data used for competitors where FY15 results are not available

[4] For Non USD reporting peers, financials were converted to USD using the static FX rate for all years to enable like for like comparison

Note: Throughout this presentation, CIB provides several non-GAAP financial measures. These measures are used by management to assess the underlying performance of the business and for comparability with peers. For additional information on non-GAAP measures, please refer to the Notes section of the Firmwide presentation

5

JPMORGAN CHASE & CO.

We are consistently gaining market share across most product areas

JPM Market

CIB revenue and growth details

Global IB Fees[1,2] – JPM: 16.5% share, +120bps YoY



JPM #1
JPM #1
3.1%
(5.7)%
12.0%
5.6%
JPM
Market
JPM
Market
1 Year
5 Year

Fixed Income Markets rev.[1] – JPM: 17.8% share, +170bps YoY



JPM #1
JPM #1
0.0%
(11.2)%
(18.1)%
(35.6)%
JPM
Market
JPM
Market
1 Year
5 Year

Equity Markets revenue[1] – JPM: 12.9% share, +50bps YoY



JPM #3
JPM #3
13.5%
8.9%
28.4%
13.6%
JPM
Market
JPM
Market
1 Year
5 Year

Treasury Services revenue[3]



JPM #2
(2.6)%
(3.5)%
JPM
Market
1 Year3

Securities Services AUC[3]



JPM #3
(3.0)%
(2.0)%
JPM
Market
1 Year3

[1] 2010, 2014 and preliminary 2015 revenues based on Coalition for Global IB Fees & Markets; Coalition Top 10 banks include: Bank of America, Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS; All competitor and JPM ranks are based on JPM's internal structure, Market excludes JPM

[2] Dealogic Global IB Fees: Rank #1, 7.9% share for FY2015, -0.1% YoY

[3] 2014 and preliminary 2015 revenues based on Coalition for Treasury Services, excluding Trade Finance; Coalition Market includes: Bank of America, BNP Paribas, Citigroup, Deutsche Bank, HSBC, JPMorgan, Société Générale, Standard Chartered Bank and Wells Fargo; Per JPM Internal Analysis, 2014 and 2015 Assets under Custody for Securities Services; Market includes: BNY Mellon, State Street, Citigroup (3Q15), BNP Paribas, Northern Trust, Société Générale

FINANCIAL PERFORMANCE

6

JPMORGAN CHASE & CO.

We continue to have market-leading positions in most products JPM 20101 2014 2015 Total leadership positions 11 16 16 BANKING2 Bond underwriting 1 1 1 Loan syndication 1 1 1 ECM 1 2 1 M&A 2 2 2 Treasury Services3 -- 2 2 MARKETS 2 Total Fixed Income 1 1 1 G10 rates 4 1 1 Credit 2 3 3 G10 foreign exchange 1 2 1 Securitization 2 2 1 Emerging markets 3 2 2 Commodities 5 2 2 Public finance 3 3 3 Total Equities 6 4 3 Cash equities 8 6 6 Derivatives & converts 4 1 2 INVESTOR SERVICES 2 Prime Brokerage 3 3 3 Futures & options4 2 2 2 Securities Services3 -- 3 3 Competitive ranking in 17 product areas 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 2010 2011 2012 2013 2014 2015 Total leadership positions1,2 excludes TS & SS JPM Peers 1-9 3rd Tier 2nd Tier Top 3 1 Based on 15 product areas (does not include Treasury Services & Securities Services due to lack of competitor data). 2 2010, 2014 and preliminary 2015 revenues based on Coalition for Banking, Markets & Investor Services; Coalition Top 10 banks include: Bank of America, Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS; All competitor and JPMorgan ranks are based on JPMorgan’s internal structure. Credit is inclusive of G10 and EM Credit and excludes ABS CDOs 3 2014 and preliminary 2015 revenues based on Coalition for Treasury Services (excluding Trade Finance) and Securities Services; Coalition Market for Treasury Services includes: Bank of America, BNP Paribas, Citigroup, Deutsche Bank, HSBC, JPMorgan, Société Générale, Standard Chartered Bank and Wells Fargo; Coalition Market for Securities Services includes: BNP Paribas, Citigroup, Deutsche Bank, HSBC, JPMorgan, Société Générale, Standard Chartered Bank, BNY Mellon, State Street and Northern Trust 4 Futures & options include OTC Clearing F I N A N C I A L P E R F O R M A N C E 7

ROE walk forward 2.9% 1.2% 0.2% 1.8% (0.2%) (0.2%) 2014 Actual Net growth Business simplification Credit costs / Tax Higher capital requirements 2015 Actual Legal expense 10.1% 12.2% 13% 14% CIB normalized ROE walk – FY 2014 to 2015 Legal expense + 90 bps Revenue growth - 10 bps Run-off portfolio + 40 bps Expense initiatives + 70 bps Tax credit - 50 bps Reserve build F I N A N C I A L P E R F O R M A N C E 8

Agenda Page 2016 Business updates 9 Financial Performance 3 Financial Targets 26 C O R P O R A T E & I N V E S T M E N T B A N K

Our businesses continue to optimize their use of resources, innovate, and embrace market structure evolution Topics covered in this section Global Investment Banking Treasury Services Custody and Fund Services Markets Technology & Innovation 2 1 2 3 4 5 2 0 1 6 B U S I N E S S U P D A T E S 9

We continue to invest aggressively in a comprehensive technology strategy 1. Technology & Innovation 1 Multi-year strategy to simplify architecture, build scalable platforms, and create a flexible environment for rapid prototyping and deployment of technology to drive sustained improvements in client and employee experience, risk management and operating efficiency Key principles:  Consistent levels of investment, while driving sustained productivity improvements  Leveraging full range of build, buy and partnership options to develop and integrate new technologies  Complete business ownership of technology agenda, driving acceleration of initiatives Continued investments in the best talent Operating model to explore and adopt emerging technologies  High performance computing  Big data  Cloud infrastructure  Mobile solutions  Machine learning / predictive analytics  Distributed ledger 2 0 1 6 B U S I N E S S U P D A T E S 10

1. Technology & Innovation

This is having a significant impact on all our businesses and our operating model

Client experience	**Self-service multi-channel tools** for research, analytics and reporting Flexible integration and reporting **via APIs**[1] Continuous improvement in **onboarding turnaround times** **Electronic solutions** for traditionally paper-intensive processes
Risk management	Real-time **cash management** and **intraday liquidity** monitoring Fraud detection and cybersecurity **controls on client-facing platforms** **Globally consolidated** pricing and market risk technology
Operating efficiency	Improving **operating leverage and flexibility across all products**, including payments, trading, clearing and settlement – Achieving **systematic reductions** in cost-per-trade (30-50% over 5 years) – Ability to **consistently scale infrastructure** as volumes spike

[1] Application Programming Interfaces

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JPMorgan Chase & Co.

1. Technology & Innovation

1

We have a balanced approach to exploring and adopting emerging technologies

Development approach

Technology maturity: Mature (top) → Nascent (bottom)

Select areas of innovation	Start-up Residency	Strategic investment in start-ups	Rapid prototyping	Co-development with partners	Strategic vendors	Internal teams at scale
High Performance Computing					✓	✓
Big data					✓	✓
Cloud Infrastructure					✓	✓
Mobile solutions			✓	✓	✓	✓
Machine learning	✓	✓	✓	✓	✓	
Distributed ledger	✓	✓	✓			

2016 BUSINESS UPDATES

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JPMorgan Chase & Co.

Transaction banking is a large market with attractive underlying growth prospects Note: Revenue pool includes Payments/Payables, Collections/Receivables, General/Liquidity and Balances Source: Coalition, BCG Global Payments Report 2015, internal JPM analysis Drivers of industry growth and evolution Global TS revenue pool ($B) Increasing global and intra-regional trade flows Growing multinationals in developed and emerging markets Normalized interest rates Innovation across the payments value chain $144 +7% CAGR 2024E ~$280 2014 Source: Coalition, internal JPM analysis 1 Represents firmwide TS revenue FY2015 Global TS revenue ($B) All other banks 78% Top 9 banks 22% Peer 8 CIB Peer 4 Peer 6 Peer 5 Peer 7 Non-CIB Peer 3 Peer 2 JPM $6.31 $3.6 $2.7 Peer 1 2 2. Treasury Services 2 0 1 6 B U S I N E S S U P D A T E S 13

Treasury Services has a broad and difficult-to-replicate platform that serves clients across the entire Firm TS cross-border revenue Non-operating deposits 13% 2015 2012 -75% 2014 2015 Non-interest expenses 2015 2013 2012 2014 Business model C li e n t fr a n c h is e G lo b a l scal e P ro d u c t st re n g th ~80% of global Fortune 500, world’s top 25 banks Servicing ~14,000 clients across the CIB and the CB $5T in payments per day Clients in 120 countries #1 in global USD wires, #2 in USD ACH Leading liquidity offering Advisory for complex account structures FX in 135 currencies Control-related Total Excl. Control -2% -10% 2 2. Treasury Services 2 0 1 6 B U S I N E S S U P D A T E S 14

2. Treasury Services

We are investing across our Corporate and Financial Institution franchises to capture the growing global wallet

Starting point

- Strong relationships across JPM to leverage for growth
- Holistic client coverage
- Global footprint
- Largely complete product suite
- Best-in-class control environment (including cyber)

Strategic drivers	Treasury Services roadmap
Further penetrate strong firm relationships	■ Continue growing business with **existing clients of the CIB and CB** ■ Overtime, grow customer base with **multinational clients in key international markets**
Meet complex cash and currency management needs as clients expand globally	■ **Differentiate by selling integrated solutions** across leading global payments, FX, and cash management capabilities ■ Expand leadership in **cross-border pooling and liquidity structuring** products and FX ■ Leverage USD leadership to **expand share of bank payments** in global trade currencies ■ Deepen capabilities in **key international markets**
Improve the client experience	■ Provide **advisory services** for cash and risk management ■ **Invest in tools** for holistic client service and faster, seamless implementations

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JPMorgan Chase & Co.

2. Treasury Services

Technology will be a transformational driver of competitive differentiation as the industry and our clients' needs change

Current state

- **Stable platform** with high volume processing capacity and market-leading straight-through rates
- **Market-leading controls** for sanctions screening, fraud checks, and cybersecurity
- **Global payment warehouse** so all payment information is stored in one place
- Consolidating of payments systems to **improve the client experience and reduce cost**

	Faster payments	Real time analytics	Client interface	Global execution
TS strategy	Fast, straight-through 24x7 payment processing to meet real time payment market changes	Real-time, interactive dashboards and metrics Centralized transaction data in a unified data model	"Open Roads" interface using APIs[1] so clients can choose how they interact with their data	Horizontal payment processing across geographies for a consistent offering of global products to clients
Client benefit	Working capital efficiencies with reduced need for excess cash Reduced settlement costs	Optimization of client payment processing, e.g., netting Transparency to better manage exposures	Flexibility when integrating between JPM and client systems Reduced onboarding and implementation costs	Increased global visibility Payment tracking Streamlined client experience

[1] Application Programming Interfaces

2016 BUSINESS UPDATES

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JPMORGAN CHASE & CO.

Our Custody & Fund Services business has a strong market position in a large, concentrated and growing industry Source: Coalition, PWC’s Asset Management: A Brave New World 2020, internal JPM analysis Global CFS revenue pool ($B) $54 $38 +6% CAGR 2020E 2014 Top 10 banks 70% Others 30% $2.6 $4.3 $6.1 $6.4 $8.8 $14.9 $19.9 $21.3 $28.9 $4.0 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 JPM Peer 2 Peer 1 AUC Peer 9 Peer 8 Drivers of industry growth and evolution Distribution of global CFS revenue and AUC ($T) Source: Coalition, internal JPM analysis, company reports; Note Peer 1 and Peer 9 report combined AUC and AUA Global revenue Secular growth in institutional AUM Cost pressures Globalization of asset flows Innovation across the value chain 3. Custody & Fund Services 3 2 0 1 6 B U S I N E S S U P D A T E S 17

3. Custody & Fund Services

Custody & Fund Services is a critical component of the CIB franchise

Strategic importance to the CIB

Global scale

- **Core business** with $3.5B in revenue
- Servicing the **largest and most strategic clients** of the CIB
- Accessing **100+ markets worldwide**, with **75+ emerging and frontier** markets

Resilient economics

- Significant **recurring, fee based revenue**
- Provider of **~$100B of operating deposits**
- **25%+ Average Operating Margin**[1]

Highly complementary client base


ILLUSTRATIVE
CFS only
95% overlap of CFS clients
Markets & Banking only

CFS AUC / expense growth trend (index)


Indexed to 2011
+ 18%
AUC
Expense
(7%)
2011
2015

[1] 2013-2015 average

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JPMorgan Chase & Co.

3. Custody & Fund Services

3

We are investing to meet the evolving needs of our clients and drive future growth

Starting point

- **Only custodian to**:
  - Service all investor client segments

    AND
  - Provide the full range of Markets and Banking capabilities
- **High asset safety for clients from**:
  - Proprietary sub-custody network covering 2/3 of clients' AUC
  - Capital strength of J.P. Morgan

Evolving client needs	Investment focus area
Product expansion	Expansion of **ETF capabilities** Continued investment in our **Alts platform** Comprehensive **derivative coverage** Global **middle office** offering Developing **innovative workstation** tools
Globalization	Continued investment in our **market leading EM capabilities** Expanded **FX and currency hedging** capabilities
Drive for efficiency	Integrate, automate and standardize the operating platform to **increase its scalability** Targeted workflow **re-engineering**
Increasing demand for data	**Investing** in: – Data standards & governance – Data integration & visualization **Analytics** driven insights

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JPMorgan Chase & Co.

4. Global Investment Banking

In our Investment Banking business, we are making investments in areas of opportunity while delivering the Firm for our clients

Strategic priorities	Investment focus areas
Talent	■ Completed majority of **senior banker hires** in targeted key areas to improve strategic dialogue at the CEO and Board level ■ Continuing to **invest for the long-term**, including geographies such as APAC

Delivering the Firm	■ **Maintain leadership** across all Investment Banking products
	■ **Partnering within CIB and across the Firm** to seamlessly provide world-class offerings to clients
	  ■ **Broad growth** across asset classes in **Corporate Derivatives**
	  ■ Build on regional strategy to target **Middle Market CB clients**
	  ■ **Partnership with Private Bank** to better serve **Family Offices**

Resource optimization	■ Taking a **comprehensive view of the client**, including capital and liquidity utilization, pricing terms, and **overall profitability** to **strategically deploy capital** ■ Investing in client relationships with a **through-the-cycle view** ■ **Integrating client coverage across Banking** to optimize our capabilities and resources to best serve our clients ■ Using efficiency gains to continue **selective investments**

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JPMORGAN CHASE & CO.

5. Markets – Fixed Income

We maintain our leadership in Fixed Income and continue to optimize our business under multiple constraints

5

Strategic priorities	Investment focus areas
Leverage scale for staying power	■ Strengthen our **#1 position** by closing the few regional and product gaps ■ Maintain **size and focus** to meet **current as well as future client needs** ■ Improve **wallet penetration** with most important clients
New market structure readiness	■ Continue **building products that can adapt to a changing market structure** (e.g., principal vs. agency trading) ■ Investments in **enhanced data-driven risk management**
Mitigate fixed costs through efficiencies	■ **Adjust headcount** to represent our assessment of current and future business potential ■ **Reduce fixed costs** in every line of business to ensure competitiveness and flexibility under various future scenarios
Optimize capital and balance sheet	■ Continue to **dynamically optimize the allocation of capital** ■ Leverage client profitability tools to optimize **client franchise**

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JPMORGAN CHASE & CO.

5. Markets – Fixed Income

Scale, diversification, and leading positions drive high and resilient ROE for our FICC franchise

Return on equity of Fixed Income


Not to Scale
Fully loaded ROE
Marginal contribution[1]
Fixed Income Overall
15%
Macro
Rates Trading
Currencies & Emerging Markets
Commodities
Spread
Credit Trading
Public Finance
Securitized Products
Run-off
Run-off
Cost of Capital
Cost of Capital

- Market-leading positions and scale contributing to high and resilient ROE – creating staying power
- High marginal contribution across all products given fixed costs and capital
- Well positioned to take advantage of future market growth

[1] Marginal contribution is the ROE calculated excluding certain fixed costs and capital. Given shared infrastructure and diversification benefits, fixed components of cost and capital are higher for individual businesses than for fixed income overall. The marginal contribution for each business is equivalent to the ROE lost on the capital that would be freed over time if we exited that business.

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JPMorgan Chase & Co.

5. Markets – Fixed Income

We strive to adapt to the changing market structure and serve clients in any way that they want


Orders
Channels
Sales & Trading
Execution venues
Clients
Client self-directed
Worked order
Voice
Electronic
APIs¹
SDP²
MDPs³
DMA⁴
Principal
Liquidity / inventory
Capital
Actionable prices
Internalization
Agency
Actionable prices
Internalization
Algos
Other value-added services
e.g., analytics
Exchanges
SEFs⁵
ECNs⁶
ELPs⁷

[1] Application Programming Interfaces; [2] Single-Dealer Platform; [3] Multi-Dealer Platforms; [4] Direct Market Access; [5] Swap Execution Facilities; [6] Electronic Communication Networks; [7] Electronic Liquidity Providers

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JPMorgan Chase & Co.

5. Markets – Fixed Income

5

The continued investment in capabilities to serve clients in any way that they want had tangible successes in 2015

Fixed Income client trading volume by trading model



Current state
Expected scenario 2018–2020
Government Bonds (Americas)
Government Bonds (EMEA)
EM Local Currency Bonds
Interest Rate Swaps (Americas)
Interest Rate Swaps (EMEA)
Futures
FX Cash
FX Options
Commodities Options
Corporate Bonds
Credit Default Swaps
Bespoke / Structured Derivatives
OTC / Block Trade
Single Dealer Venue
Multi Dealer Venue / Non-CLOB[3]
All-to-all / CLOB[3]

[1] J.P. Morgan Markets; [2] Swap Execution Facility; [3] Central Limit Order Book; [4] Application Programming Interface
Source: J.P. Morgan internal estimates; estimated global averages unless regional product specified

Tangible successes in 2015

FX

- Electronic average daily volume **up 40% YoY**, FX Spot on JPMM up **86% YoY**
- **Algorithmic execution** tools for FX on JPMM[1]
- **JPMM[1] Mobile** execution launched for FX Spot

Rates

- Electronic client revenues up **47% YoY**
- Interest rate swaps **SEF[2] aggregator**

Commodities

- Electronic client revenues up **75% YoY**
- First **electronic trades** for Energy on JPMM[1]

Spread

- **Electronic axe distribution** to clients for Spread products
- **Algorithmic quoting** rolled out across liquid spread product
- Pre-trade information distribution direct to clients **via API[4]** established

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JPMORGAN CHASE & CO.

5. Markets – Equities

Improved Equities rank and market share while undergoing significant transformation in the business, globally and across products

Strategic priorities	Investment focus areas
Close the gap in Cash Equities	▪ Significant **market share growth** in e-trading leveraging our top tier platform – **more to do here** ▪ Progress and focus in **growing our share with hedge funds clients**
Partnership with Prime Brokerage	▪ Strong growth in **synthetic revenue** and **financing balances** ▪ Rapid revenue growth with **quantitative clients** – via customized DMA[1] and algorithmic trading solutions
Mitigate fixed costs through efficiencies	▪ Leverage technology to drive operational **scalability and automation** ▪ Drive efficiencies **while maintaining strong control environment** ▪ **New leadership** in core opportunities – delivering improved connectivity across the businesses
Optimize capital and balance sheet	▪ **Leverage of our investment in analytical tools:** client profitability & analytics engine ▪ **Optimize allocation** and **maximize returns** on constrained resources (e.g., capital, balance sheet, liquidity)

[1] Direct Market Access

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JPMorgan Chase & Co.

Agenda Page Financial targets 26 2016 Business updates 9 Financial performance 3 C O R P O R A T E & I N V E S T M E N T B A N K

Capital optimization allowed us to reduce our estimated GSIB surcharge to 3.5%; we identified additional opportunities to maximize returns by redeployment of resources

JPM Method 2 GSIB score based on preliminary estimates

Return-maximizing redeployment of resources in the CIB over time

- 100+ granular growth and reduction actions identified
- Drive significant revenue increase without incremental balance sheet resources
- Started execution in 2015, more to be done in 2016/17

US (Method 2) Framework	
Score (points)	Surcharge
930-1,029	5.0%
830-929	4.5%
730-829	4.0%
630-729	3.5%
530-629	3.0%



4.5%
4.0%
3.5%
~(180)[1]
Non-CIB reduction
CIB reduction actions
Non-operating deposits
Level 3 assets
OTC derivative notionals
~700+/-
Reduction actions
Growth actions
Reinvestment of resources
2015 Investor Day
Executed GSIB reduction 2015[1]
4Q15 est. score
Optimization potential
Reinvestment in growth
Medium term target

[1] Includes ~50bps of rule changes and clarifications

FINANCIAL TARGETS

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JPMORGAN CHASE & CO.

Additional reductions in GSIB bucket will be challenging; actions will be guided by impact on strategy, clients, and bottom line Further GSIB reduction becomes dilutive and other constraints become more binding  GSIB is one of several constraints and we manage various other constraints at the CIB and Firmwide  We are gradually introducing the cost of other constraints (beyond Advanced RWA)  Sensitize businesses to new constraints  Allow lowest cost optimization opportunities to surface bottom-up, with minimum impact on strategy  Proven track record of executing optimization actions 5.0% 4.5% 4.0% 3.5% 3.0% 2.5% NIAC impact GSIB bucket  Rapid additional GSIB reduction likely to be value destroying  Over time, reduction could become less expensive Capital allocation and pricing is evolving in the CIB to reflect multiple constraints ILLUSTRATIVE Select constraints1  Advanced Risk based (including GSIB)  Standardized Risk based (including GSIB)  SLR  CCAR Risk based  CCAR Leverage  LT Debt  Liquidity ¹ Partial list of ~20 capital and liquidity constraints F I N A N C I A L T A R G E T S 27

We continue to aggressively pursue identified cost opportunities to achieve our target reduction of $2.8B $23.3 $21.4 $1.5 $1.3 $0.3 $1.2 ~$1.2 2014 Actual Business simplification Other expense initiatives 2015 Actual Remaining expense reduction 2017 CIB expense trend – 2014 to 2017 ($B) ~$19 Legal expense F I N A N C I A L T A R G E T S 28

ROE walk forward 1.8% 0.3% 0.5% 0.9% 0.0% (0.6)% ~(1.7%) 2015 Actual Revenue Rates Business simplification Expense initiatives Other Higher capital requirement Target CIB normalized ROE walk – FY 2015 to target + 70 bps Core revenue - 40 bps Run-off portfolio - 30 bps Revenue + 30 bps Expense Revenue ~$34B Overhead Ratio 55-60% CET1 12.5% 12.2% 14% 13% 1 1 Includes impact of normalized tax rate and credit costs Legal expense F I N A N C I A L T A R G E T S 29

Concluding thoughts  Strong results – on all fronts – against targets over multiple years  Market leaders in product areas that are important to our clients  Embracing change and leveraging technology across all lines of business  Leading transactional businesses with significant growth potential  Well positioned to benefit from cyclical and secular upswings  Optimizing under multiple constraints while maintaining client focus and preserving our proven business model  Strict expense discipline and laser-focus on efficiencies across all businesses while reinvesting for growth  Reinforcing a culture focused on doing the right thing for our clients and stakeholders F I N A N C I A L T A R G E T S 30